As filed with the Securities and Exchange Commission on December 17, 2021

Registration File Nos. 333-134820 and 811-21907

U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933	☐
Pre-Effective Amendment No.	☐
Post-Effective Amendment No. 19	☒
and/or
REGISTRATION STATEMENT
UNDER
THE INVESTMENT COMPANY ACT OF 1940	☐
Amendment No. 20	☒
(Check appropriate box or boxes.)

TIAA Separate Account VA-3

(Exact Name of Registrant)

Teachers Insurance and

Annuity Association of America

(Name of Insurance Company)

730 Third Avenue

New York, New York 10017

(Address of Insurance Company’s Principal Executive Offices)

Insurance Company’s Telephone Number, Including Area Code: (212) 490-9000

Name and Address of Agent for Service:	Copy to:

Aneal Krishnamurthy, Esquire Teachers Insurance and Annuity Association of America 730 Third Avenue	Chip Lunde, Esquire Willkie Farr & Gallagher LLP 1875 K Street, N.W. Washington, DC 20006-1238
New York, New York 10017

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b) of Rule 485

☐	on , pursuant to paragraph (b) of Rule 485

☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485

☒	on March 7, 2022 pursuant to paragraph (a)(1) of Rule 485

If appropriate, check the following box:

☐	This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title & Securities Being Registered:	Interests in a separate account funding variable annuity contracts.

PROSPECTUS

               , 2022

TIAA Access

Individual and group variable annuity contracts funded through TIAA Separate Account VA-3 of Teachers Insurance and Annuity Association of America (“TIAA”)

Levels 1, 2, 3, 4

This prospectus describes TIAA Access individual and group variable annuity contracts (herein referred as “Contract” or “Contracts”) funded through the TIAA Separate Account VA-3 (the “separate account”). Before you invest, please read this prospectus carefully, along with the accompanying prospectuses for the funds available under your Contract as investment options and keep them for future reference.

You or your employer can purchase these Contracts in connection with tax-qualified pension plans under Internal Revenue Code (“IRC”) sections 401(a)/403(a) (including 401(k) plans), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f).

Subject to the terms of the Contract, if you are a new investor in the Retirement Annuity, Supplemental Retirement Annuity, or Group Supplemental Retirement Annuity Contracts, you may cancel your Contract at a minimum of 10 days from receiving it or in accordance with the terms of your Contract without paying fees or penalties. In some states, this cancellation period may be longer. Upon cancellation, you will receive either a full refund of the premiums you paid with your application or your total contract value. You should review this prospectus, or consult with your investment professional, for additional information about the specific cancellation terms that apply.

Additional general information about certain investment products, including variable annuities, has been prepared by the Securities and Exchange Commission’s (“SEC”) staff and is available at Investor.gov.

The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this prospectus. Any representation to the contrary is a criminal offense.

This prospectus describes the TIAA Access variable annuity. It does not constitute an offering in any jurisdiction where such an offering cannot lawfully be made. No dealer, sales representative, or anyone else is authorized to give any information or to make any representation in connection with this offering other than those contained in this prospectus. If anyone does offer you such information or representations, you should not rely on them.

Special Terms

The terms and phrases below are defined so you will know how they are used in this prospectus. To understand some definitions, you may have to refer to other defined terms.

Accumulation. The total value of your accumulation units under the Contract.

Accumulation Period. The period during which investment account accumulations are held under a contract prior to their being annuitized or otherwise paid out.

Accumulation Unit. A share of participation in an investment account for someone in the accumulation period. An investment account has its own accumulation unit value, which changes each valuation day.

Annuitant. The natural person whose life is used in determining the annuity payments to be received. You are the annuitant under the Contract.

Annuity Partner. The person you name, if you choose to receive income under a two-life annuity, to receive an income for life if he or she survives you. In some Contracts, this person is referred to as the second annuitant.

Annuity Unit. A measure used to calculate the amount of annuity payments. Each investment account from which you can annuitize has its own annuity unit value.

Beneficiary. Any person or institution you name, in a form satisfactory to us, to receive benefits if you die during the accumulation period or if you (and your annuity partner, if you have one) die before the end of any guaranteed period.

Business Day. Any day the New York Stock Exchange (“NYSE”) or its affiliated exchanges NYSE Arca Equities or NYSE American (collectively with NYSE, the “NYSE Exchanges”) is open for trading. A business day generally ends at 4 p.m. Eastern Time or when trading closes on the NYSE Exchanges, if earlier. A business day may end early only as of the latest closing time of the regular (or core) trading session of any of the NYSE Exchanges.

Calendar Day. Any day of the year. Calendar days end at the same time as a Business Day.

Commuted Value. The present value of annuity payments due under an income option or method of payment not based on life contingencies.

Companion CREF Certificate. A companion certificate that was issued to you when you received your Contract, or if not then, on the later date that you first participated in CREF, if applicable.

Contract(s). The individual and group variable annuity contracts, including your certificate and any endorsements under the Contract.

CREF. The College Retirement Equities Fund, a companion organization to TIAA. CREF, is a variable annuity, which is described in a separate prospectus that you may obtain by calling 877-518-9161 or by visiting our website at: www.tiaa.org/public/prospectuses.

CREF Account(s). Accounts that are available as investment options under a CREF variable annuity contract. Each CREF Account has its own investment objective and risks.

Employer. Your employer is the organization that may remit premiums you paid under the Contract.

Fund(s) or Underlying Fund(s). An investment company that is registered with the SEC in which an investment account invests. The Funds available under the Contract, subject to your employer’s plan, are listed in Appendix A in this prospectus.

Good Order. Actual receipt of an order along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your complete application (or complete request for redemptions, transfers, or withdrawals of payment of death or other benefits) and any other information or supporting documentation we may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by us to effect the transaction. We may, in our sole discretion, determine whether any particular transaction request is in good order and reserve the right to change or waive any good order requirement at any time either in general or with respect to a particular plan, contract or transaction. In addition, it is also possible that if we are unable to reach you to obtain additional or missing information relating to incomplete applications, or transaction requests are not in good order, the transaction may be cancelled.

Guaranteed Period. The period during which annuity payments remaining due after your death and the death of your annuity partner, if any, will continue to be paid to the payee named to receive them.

Income Change Method. How you choose to have your annuity payments revalued. Under the annual income change method, your annuity payments are revalued once each year. Under the monthly income change method, your annuity payments are revalued every month.

Income Option. Any of the ways you can elect to receive your annuity income. It is also referred to as an “annuity option.”

Investment Account. This term describes a subaccount of the separate account, which invests its assets exclusively in a corresponding fund. This term does not include the TIAA Real Estate Account, the TIAA Traditional Annuity, and the CREF accounts. Not all investment accounts listed in this prospectus are available to you as an investment option and are subject to your employer’s plan.

NYSE. The New York Stock Exchange.

Participant. Any person who owns a TIAA Contract entitling them to participate in TIAA Access. Sometimes an employer can be a participant.

Premiums. Monies remitted under a contract to purchase accumulation units.

Separate Account. The TIAA Separate Account VA-3 of Teachers Insurance and Annuity Association of America (“TIAA Access Account”) is designated as “VA-3” and was established by TIAA in accordance with New York law to provide benefits under your Contract and other Contracts. The assets and liabilities of separate account VA-3 are segregated from the assets and liabilities of the general account, and from the assets and liabilities of any other TIAA separate accounts.

Teachers Insurance and Annuity Association of America. Referred to as TIAA and throughout this prospectus the terms, “TIAA”, “we,” “us,” and “our” are used interchangeably and all refer to Teachers Insurance and Annuity Association of America.

TIAA-CREF Funds (Equity Funds). TIAA-CREF Equity Funds are composed of: TIAA-CREF Emerging Markets Equity Fund, TIAA-CREF Emerging Markets Equity Index Fund, TIAA-CREF Equity Index Fund, TIAA-CREF Growth& Income Fund, TIAA-CREF International Equity Fund, TIAA-CREF International Equity Index Fund, TIAA-CREF International Opportunities Fund, TIAA-CREF Large-Cap Growth Fund, TIAA-CREF Large-Cap Growth Index Fund, TIAA-CREF Large-Cap Value Fund, TIAA-CREF Large-Cap Value Index Fund, TIAA-CREF Mid-Cap Growth Fund, TIAA-CREF Mid-Cap Value Fund, TIAA-CREF Quant Small-Cap Equity Fund, TIAA-CREF S&P 500 Index Fund, TIAA-CREF Small-Cap Blend Index Fund, TIAA-CREF Social Choice Equity Fund, TIAA-CREF Social Choice International Equity Fund, and TIAA-CREF Social Choice Low Carbon Equity Fund.

TIAA-CREF Funds (Fixed-Income Funds). TIAA-CREF Fixed Income Funds are composed of: TIAA-CREF Bond Index Fund, TIAA-CREF Core Bond Fund, TIAA-CREF Core Impact Bond Fund, TIAA-CREF Core Plus Bond Fund, TIAA-CREF High-Yield Fund, TIAA-CREF Inflation-Linked Bond Fund, TIAA-CREF Money Market Fund, and TIAA-CREF Short-Term Bond Fund.

TIAA Real Estate Account. The assets and liabilities of the TIAA Real Estate Account are segregated from the assets and liabilities of the general account and any other TIAA separate account. The TIAA Real Estate Account is described in a separate prospectus that you may obtain by calling 877-518-9161 or by visiting our website at: www.tiaa.org/public/prospectuses.

TIAA Traditional Annuity. A fixed annuity offered by TIAA. Subject to certain restrictions, you may transfer accumulation units under this Contract to TIAA’s Traditional Annuity.

You or Your. This means any contract owner or any prospective contract owner. In certain instances, in accordance with the terms of your employer plan, your employer may exercise or limit certain rights under your Contract or certificate.

Valuation Day. Any business day as well as the last day of each calendar month.

Important Information You Should Consider About The Contract

FEES AND EXPENSES				Location in Prospectus
Charges for Early Withdrawals	• None* * The Contract does not impose a withdrawal charge, but the underlying funds may impose a fee in connection with a withdrawal from the investment account.			Withdrawals and Surrenders

Transaction Charges	• None* * The Contract does not impose a transfer charge, but the underlying funds may impose a fee in connection with a transfer from the investment account.			Transfers and Access to Your Money

Ongoing Fees and Expenses (annual charges)

The table below describes the fees and expenses that you may pay each year, depending on the options you choose. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

	Annual Fee	Minimum	Maximum
	Base Contract (varies by Contract Levels 1-4)[1]		2.00%[2]	What Are the Charges and Expenses of the Contract
	Investment Options (underlying fund fees and expenses)			Appendix A — Funds Available Under the Contract
	Optional benefits available for an additional charge (for a single optional benefit, if elected)[3]	None	None	Transfers and Access to Your Money

[1]  A Level 1 Contract will have the lowest minimum Annual Base Contract Fee and a Level 4 Contract will have highest minimum Annual Base Contract Fee.

[2]  As a percentage of average accumulation.

[3]  There is no charge for any elected optional benefit under your Contract.

Because your Contract is customizable, the choices you make affect how much you will pay. To help you understand the cost of owning your Contract, the following table shows the lowest and highest cost you could pay each year, based on current charges. This estimate assumes that you do not take withdrawals from the Contract, which could add withdrawal charges that substantially increase costs.
	Lowest Annual Costs: $	Highest Annual Cost: $

Assumes:

•  Investment of $100,000

•  5% annual appreciation

•  Least expensive combination
of Contract Levels[1] and underlying
fund fees and expenses

•  No optional benefits

•  No sales charges

•  No additional purchase payments,
transfers or withdrawals

Assumes:

•  Investment of $100,000

•  5% annual appreciation

•  Most expensive combination of Contract Levels[2], optional benefits[3] and underlying fund fees and expenses

•  No sales charges

•  No additional purchase payments, transfers or withdrawals

[1]  Includes the lowest annual cost of a Contract Level, which is a Level 1 Contract.

[2]  Includes the highest annual cost of a Contract Level, which is a Level 4 Contract.

[3]  There is no charge for any elected optional benefit under your Contract.

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RISKS		Location in Prospectus

Risk of Loss	• You can lose money by investing in your Contract, including loss of principal.	Principal Risks Of Investing In The Contract

Not a Short-Term Investment

•  The Contract is not designed for short-term investing and is not appropriate for an investor who needs ready access to cash.

•  The benefits of a tax deferred product, adding premiums over time to the value your Contract and long-term income means the Contract is generally more beneficial to investors with a long-term horizon.

•  If you make a withdrawal, it will reduce the value of your Contract and the amount of money you will receive when you annuitize.

Principal Risks Of Investing In The Contract

Risks Associated with Investment Options

•  An investment in the Contract is subject to the risk of poor investment performance. Performance can vary depending on the performance of the investment options that you choose under the Contract (e.g., underlying funds).

•  Each investment option (including any fixed account investment option) has its own unique risks.

•  You should review the investment options before making an investment decision.

Principal Risks Of Investing In The Contract

Insurance Company Risks

•  An investment in the Contract is subject to risks related to TIAA, and any obligations, guarantees or benefits of the Contract are subject to TIAA’s claims-paying ability. More information about TIAA, including its financial strength ratings, is available by visiting our website at www.tiaa.org/public/.

Principal Risks Of Investing In The Contract
RESTRICTIONS		Location in Prospectus

Investments

•  Not all of the underlying funds listed in this prospectus under “Appendix A — Funds Available Under The Contract”, may be available under your employer’s plan. You may only invest in those underlying funds under the terms of your employer’s plan.

•  Your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

•  We have adopted policies and procedures to discourage market timing and frequent transaction activity and to control certain transfer activity.

•  We reserve the right to limit transfers and exchanges into or out of an investment account in circumstances of frequent activity.

•  We reserve the right to add or close investment accounts, substitute another fund or other investment vehicles or combine investment accounts.

The Investment Accounts

Appendix A — Funds Available Under the Contract

The Investment Accounts

Market Timing and Excessive Trading Policy

Market Timing and Excessive Trading Policy

Adding, Closing, or Substituting Portfolios

Optional Benefits* * There is no charge for any elected optional benefit under your Contract.

•  To the extent any optional benefits are available under your Contract, they are subject to a minimum dollar amount.

•  There are restrictions on the frequency of transactions within a certain time-period.

•  We may terminate the transfer feature of the Contract at any time.

•  Withdrawals will be subject to ordinary income tax and may be subject to tax penalties if taken before age 59 1⁄2.

Transfers and Access to Your Money Market Timing and Excessive Trading Policy Transfers and Access to Your Money Taxation on Withdrawals.

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	TAXES	Location in Prospectus

Tax Implications	• You should consult with a tax professional to determine the tax implications of an investment in and purchase payments received under the Contract.	Possible Adverse Tax Consequences

• Generally, you are not taxed until you make a withdrawal from the
Contract. Withdrawals on your Contract will be subject to ordinary income tax and may be subject to tax penalties if taken before age 59 1⁄2.

Taxation on Withdrawals

	• Subject to your employer’s plan, premium taxes may apply with respect to the Contract.	Premium Taxes

	• If you purchase the Contract through a tax-qualified plan, you do not get any additional tax benefit.	Tax Deferral

	CONFLICTS OF INTEREST	Location in Prospectus

Investment Professional Compensation

• Your investment professional may receive compensation for selling this Contract to you, in the form of an additional cash benefit (e.g., a bonus). Accordingly, your investment professional may have a financial incentive to offer or recommend this Contract over another investment.

Conflicts of Interest

Exchanges

• Some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own the existing Contract.

Conflicts of Interest

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Overview Of The Contract

Purpose of the Contract

The Contract is a tax-deferred variable annuity contract. It is designed for retirement planning purposes and to help you accumulate assets through investments in the underlying investment accounts. You make investments in the Contract’s investment accounts during the accumulation period. The value of your investments or accumulation units is used to calculate your benefits under the Contract. At the end of the accumulation phase, we use that accumulated value to calculate the payments that we make during the annuity period. These payments can provide or supplement your retirement income. Generally speaking, the longer your accumulation phase, the greater your accumulated value may be for setting your annuity payouts. The Contract includes a standard death benefit to help financially protect your designated beneficiary.

This Contract may be appropriate for you if you have a long investment time horizon. Any withdrawals made during the accumulation phase will reduce the accumulation in your Contract. Because withdrawals will be subject to ordinary income tax and may be subject tax penalties on early withdrawals if taken before age 59 1⁄2, the Contract is not intended for individuals who may need to access of invested funds within a short-term timeframe or on a frequent basis. In addition, the Contract is not intended for individuals who intend to engage in frequent transfers of the investment accounts.

Your financial goal in acquiring the Contract should be consistent with a long-term insurance product for retirement income or other long-term investment purposes offering the prospect of investment growth through payment of premiums.

Phases of the Contract

The Contract has two phases: (1) an accumulation phase (for savings) and (2) an annuity phase (for income).

Accumulation Phase.

During the accumulation phase, earnings accumulate on a tax-deferred basis and are taxed as income when you make a withdrawal. Premium payments made during the accumulation phase are subject to your employer’s plan and IRC limits and may continue until the annuity starting date.

To accumulate value during the accumulation phase, you may allocate your premiums and earnings in the investment accounts of the separate account that are available under your employer’s plan, which, in turn, invest in one or more of the funds that have different investment strategies, objectives and risk profiles. You may allocate all or part of your premiums and Contract value to the investment accounts. Amounts that you allocate to investment accounts will increase or decrease in dollar value depending in part on the investment performance of each underlying fund in which such separate account invests.

You bear the risk of any decline in your accumulation of your Contract resulting from the performance of the underlying funds you have chosen. Your accumulation could decline significantly, and there is a risk of loss of the entire amount invested. You should consider the investment objectives, risks, and charges and expenses of each underlying fund carefully before making an investment decision. Additional information about each underlying fund is provided in “Appendix A — Funds Available Under The Contract”.

Annuity Phase.

You enter the income phase when you annuitize your Contract. The annuity phase, also referred to as the annuity period, occurs after the annuity starting date and when you or a second annuitant begin receiving regular annuity payments from

TIAA Access ∎ Prospectus	10

your Contract. During the annuity phase, you will receive a stream of fixed income payments for the annuity payout period of time you elect. Subject to the provisions under your Contract and your employer’s plan, you can elect any one of the following payment income options to receive annuity payments: (1) one-life annuity with or without a guaranteed period; (2) annuity for a fixed period; (3) two-life annuities; (4) minimum distribution option; (5) receiving lump-sum payments; and (6) income test drive.

Please note that when you annuitize, your accumulation will be converted to income payments. If you elect partial annuitization, you may apply a portion of your accumulation to one of the income options that we offer, while the remainder of your accumulation can remain invested in your investment account. If you annuitize your entire accumulation, generally, you will no longer be able to make withdrawals from your Contract and all accumulation phase benefits terminate, including the death benefit.

Contract Features

The Contract provides for the accumulation of retirement savings and income. The Contract offers income, death benefit protection and various payout options.

Accessing Your Money. Before your Contract is annuitized, you can take withdrawals from your Contract. Withdrawals may reduce your account value, will be subject to ordinary income tax and may be subject to tax penalties if you take a withdrawal before age 59 1⁄2.

Tax Treatment. You can transfer money between investment accounts without tax implications and earnings (if any) on your investments are generally tax-deferred. You are taxed only upon: (1) making a withdrawal; (2) surrender of the Contract; (3) receipt of an income payment from the Contract; or (4) payment of a death benefit.

Death Benefits. The Contract includes a standard death benefit, which will pay a death benefit to your designated beneficiary at the time of your death.

Loans. To the extent your employer’s plan provides and in accordance with certain other conditions, you may request a loan from your available investment account accumulations. The loan must be requested before your annuity starting date. The loan will be issued in accordance with the terms of a loan agreement and the loan agreement will describe the terms, conditions and any fees or charges for the loan.

Additional Benefits

Systematic Withdrawals. Subject to the provisions under your Contract, you may have withdrawals redeemed from one or more of the investment accounts on a systematic basis. Systematic withdrawals are generally subject to a minimum amount of $100 and may be scheduled to be paid semi-monthly, monthly, quarterly, semi-annually or annually. Systematic withdrawals may be subject to a redemption charge, which may be imposed by the underlying funds and not by TIAA or the separate account. Withdrawals will lower your accumulation, will be subject to ordinary income tax and may be subject to a tax penalty if taken before age 59 1⁄2.

Systematic Transfers. Subject to the provisions under your Contract, systematic transfers are generally subject to a minimum amount of $100. Systematic transfers may be scheduled semi-monthly, monthly, quarterly, semi-annually or annually. Systematic transfers may be subject to a redemption charge, which may be imposed by the underlying funds and not by TIAA or the separate account.

Systematic Withdrawals to Pay Advisory Fees. Subject to the provisions under your Contract, you may authorize a series of systematic withdrawals to pay the fees of your financial advisor. Withdrawals will lower your accumulation.

Fee and Expense Tables

The following tables describe the fees and expenses that you will pay when buying, owning and surrendering, or making withdrawals from the Contract. Please refer to your Contract specifications page for information about the specific fees you will pay each year based on the options you have elected.

The first table describes the fees and expenses that you will pay at the time that you buy the Contract, surrender or make withdrawals from the Contract, or transfer Contract value between investment options. State premium taxes may also be deducted.

Transaction Expenses

Charge
Contracts	Level 1	Level 2	Level 3	Level 4
Sales Load Imposed on Purchases (as a percentage of premiums)	None	None	None	None
Deferred Sales Load (or Surrender Charge) (as a percentage of premiums or amount surrendered, as applicable)	None	None	None	None
Exchange Fee*	None	None	None	None

* We do not charge an exchange fee, but we reserve the right to administer and collect a redemption fee imposed by an underlying fund that may impose them.

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The next table describes the fees and expenses that you will pay each year during the time that you own the Contract (not including fund fees and expenses).

Annual Contract Expenses

Charge
Contract	Level 1	Level 2	Level 3	Level 4
Administrative Expense (Annual Account Fee)*	None	None	None	None
Base Contract Expenses (as a percentage of average account value)%		%	%	%
Optional Benefit Expenses* (as a percentage of average account value)	None	None	None	None

* We do not charge an annual account fee nor a fee for optional benefits. However, the Base Contract Expenses include an administrative expense charge.

The next table shows the minimum and maximum total operating expenses charged by the funds that you may pay periodically during the time that you own the Contract. A complete list of the Portfolios Companies available under the Contact, including their annual expenses, may be found in this prospectus under: Appendix A - “Funds Available Under The Contract”.

Annual Fund Expenses

	Minimum	Maximum
Expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses (before fee waiver/expense reimbursements)
Expenses that are deducted from fund assets, including management fees, distribution and/or service (12b-1) fees and other expenses (after fee waiver/expense reimbursements)*

* Certain funds, including the fund with the maximum total annual fund operating expenses (before fee waiver/expense reimbursements), are subject to an expense reimbursement arrangement between such fund and the investment adviser, which is expected to continue until at least             , XX, 20XX.

Example

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include transaction expenses, annual Contract expenses, and annual fund expenses.

The Example assumes that you invest $100,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the most expensive combination of Annual Fund Expenses and elected optional benefits. We do not impose a surrender charge when you make a withdrawal nor do we charge for any elected optional benefit under the Contract. As a result, your Contract value would be the same whether or not you surrender, or annuitize at the end of the applicable time period. Although your actual costs may be higher or lower, based on these assumptions, your cost would be:

Contract Value	1 Year	3 Years	5 Years	10 Years
If you surrender, annuitize or remain invested in your Contract at the end of applicable time period

Principal Risks Of Investing In The Contract

Investing in the Contract involves risks. The following are the principal risks of an investment in the Contract. You should carefully consider the below risks in addition to the other information contained in this prospectus. Additional risks and details regarding various risk and benefits of investing in the Contract are described in relevant sections of this prospectus. The Contract may be subject to additional risks other than those identified and described in the prospectus.

Risk of Loss. The Contract is subject to market risk (the risk that your investments may decline in value or underperform your expectations). As a result, you can lose money by investing in the Contract, including loss of principal. An investment in the Contract is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Not a Short-Term Investment. This Contract is not a short-term investment and is not appropriate for an investor who needs ready access to cash. The Contract is intended for retirement savings or other long-term investment purposes. The benefits of tax deferral also mean the Contract is more beneficial to investors with a long time horizon. It is not suitable as a short-term savings vehicle. This means if you plan to withdraw money or surrender the Contract for short-term needs, it may not be the right Contract for you. If you make early withdrawals, you may be subject to pay ordinary income tax, including a tax penalty if you are under age 59 1⁄2.

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Investment Risk. As with all variable annuities, an investment in the Contract is subject to the risk of poor investment performance of the underlying funds. Performance can vary depending on the performance of the underlying funds you selected. You bear the risk of any decline in your accumulation of your Contract resulting from the performance of the underlying funds you have chosen. Your accumulation could decline significantly, and there is a risk of loss of the entire amount invested. You should review these investment options before making an investment decision.

Each investment option will have its own unique risks. We do not provide any investment advice and do not recommend or endorse any particular underlying fund. We do not guarantee the investment performance of the separate account or the underlying funds, and you bear the entire investment risk. Information regarding the underlying funds available under your Contract is provided below in this prospectus under “Appendix A –Funds Available Under The Contract”.

Risks Associated with TIAA. An investment in the Contract is subject to risks related to TIAA and any obligations, guarantees or benefits of the Contract are subject to TIAA’s financial strength and claims-paying ability. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold amounts required under state law to cover actual or expected Contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product. Information about TIAA, including its financial strength ratings is available by visiting our website at tiaa.org/public/.

Possible Adverse Tax Consequences. The tax rules applicable to the Contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a Contract may be subject to the terms of the retirement plan itself, regardless of the terms of the Contract. Adverse tax consequences may result if contributions, distributions, and other transactions with respect to the Contract are not made or effected in compliance with the law. We cannot provide detailed information on all tax aspects of the Contracts. Moreover, the tax aspects that apply to a particular person’s Contract may vary depending on the facts applicable to that person and state of residence. Tax rules may change without notice. We cannot predict whether, when, or how these rules could change. Any change could affect Contracts purchased before the change. We cannot predict what, if any, legislation will actually be proposed or enacted. Before making contributions to your Contract or taking other action related to your Contract, you should consult with a tax professional to determine the tax implications of an investment in, and payments received under, the Contract.

Cyber Security and Certain Business Continuity Risks. With the increased use of technologies such as the internet to conduct business, we, any third party administrator, the underlying funds, intermediaries and other affiliated or third party service providers are susceptible to cyber security risks. In general, cyber security attacks can result from infection by computer viruses or other malicious software or from deliberate actions or unintentional events, including gaining unauthorized access through “hacking” or other means to digital systems, networks, or devices that are used to service our operations in order to misappropriate assets or sensitive information, corrupt data, or cause operational disruption. Cyber security attacks can also be carried out in a manner that does not require gaining unauthorized access, including by carrying out a “denial-of-service” attack on our or our service providers’ websites. In addition, authorized persons could inadvertently or intentionally release and possibly destroy confidential or proprietary information stored on our systems or the systems of our service providers.

Cyber security failures by us or any of our service providers, the underlying funds, or the issuers of securities in which the underlying funds invest, may result in disruptions to and impact business operations, and may adversely affect us and the value of your accumulation units. Such disruptions or impacts may result in: financial losses, interference with our processing of contract transactions, including the processing of orders from our website or with the underlying funds; interference with our ability to calculate unit values; barriers to trading and order processing; your inability to transact business with us; violations of applicable federal and state privacy or other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. We may incur additional, incremental costs to prevent and mitigate the risks of cyber security attacks or incidents in the future. We and participants could be negatively impacted by such cyber-attacks or incidents. Although we have established business continuity plans and risk-based processes and controls to address such cyber security risks, there are inherent limitations in such plans and systems in part due to the evolving nature of technology and cyber security attack tactics. As a result, it is possible that we or our service providers or the underlying funds will not be able to adequately identify or prepare for all cyber security attacks. In addition, we cannot directly control the cyber security plans or systems implemented by our service providers or the underlying funds.

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We are exposed to risks related to natural and man-made disasters, such as storms, fires, earthquakes, public health crises and acts of terrorism, which could adversely affect our ability to administer the contract. In the event that a natural or man-made disaster occurs, a significant number of our workforce or certain key personnel may be unable to fulfill their duties. In addition, system outages could impair our ability to operate effectively and impair our ability to process contract transactions or to calculate contract values. We outsource certain critical business functions to third parties and, in the event of a natural or man-made disaster, rely upon the successful implementation and execution of the business continuity planning of such entities. While we monitor the business continuity activities of these third parties, successful implementation and execution of their business continuity strategies are largely beyond our control. If one or more of the third parties to whom we outsource such critical business functions experience operational failures, our ability to administer the contract could be impaired.

COVID-19 Risk. The COVID-19 pandemic has resulted in operational disruptions, as well as market volatility and general economic uncertainty. To address operational disruptions in connection with the COVID-19 pandemic, we have implemented business continuity plans so we can continue to provide services to our customers, even as many of our employees and the employees of our service providers continue to work remotely. While these efforts have been successful to date, we continue to be subject to risks that could negatively impact our operations, including system failure, mail delivery delays, unavailability of critical personnel due to illness or other reasons related to the pandemic, and disruptions to service providers.

Who We Are and Other Related Information

Teachers Insurance and Annuity Association of America. (“TIAA”). TIAA is a stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Governors, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA also offers other types of insurance products and some of these products, such as fixed annuities, are supported by the assets in our general account. These insurance products are subject to our financial strength and claims-paying ability.

TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York State in 1952. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and form one of the largest pension systems based on assets under management, in the United States. As of December 31, 2021, TIAA’s total statutory admitted assets were approximately $        .         billion; the combined assets under management for TIAA, CREF and other entities within the TIAA organization (including TIAA-sponsored mutual funds) totaled approximately $        .         trillion. CREF does not stand behind TIAA’s guarantees and TIAA does not guarantee CREF’s products.

The Separate Account. TIAA Separate Account VA-3 was established as of May 17, 2006, as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The separate account is registered with the SEC as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and operates as a unit investment trust. The separate account is designed to fund individual and group variable contracts in retirement plans. As part of TIAA, the separate account is also subject to regulation by the New York State Department of Financial Services (“NYSDFS”) and the insurance departments of certain other jurisdictions in which the contracts are offered. For additional information, see the Statement of Additional Information (“SAI”).

Although TIAA owns the assets of the separate account and the obligations under the Contract are obligations of TIAA, the Contract states that the separate account’s income, investment gains, and investment losses are credited to or charged against the assets of the separate account without regard to TIAA’s other income, gains, or losses. Under New York law, we cannot charge the separate account with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

When the contracts are purchased through qualified plans, earnings on accumulation in the separate account are not taxed until withdrawn or paid as annuity income (see “Taxes,” below).

What is the TIAA Access Individual and Group Variable Annuity? It is a variable annuity that allows investors to accumulate funds for retirement or other long-term investment purposes, and to receive future payments based on the amounts accumulated as lifetime income or through other payment options. Though the investment accounts (discussed below) are available under the terms of your Contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

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You may allocate premiums among investment accounts of the separate account (discussed below) that, in turn, invest in underlying funds (discussed below). You should consult your registered representative who may provide advice on the investment accounts, as not all of them may be suitable for long-term investment needs.

The Investment Accounts. Each investment account is a subaccount of the separate account that invests its assets exclusively in a corresponding underlying fund. You may allocate premiums among the investment accounts of the separate account, which in turns invests in the underlying funds listed in this prospectus. See “Appendix A—Funds Available Under the Contract”.

Though the investment accounts are available under the terms of your Contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan. TIAA reserves the right to change the investment accounts available in the future.

You assume all of the investment risk for accumulations allocated to the investment accounts. Your accumulation in the investment accounts is part of the assets of the separate account. These assets are segregated and insulated from our general account, and may not be charged with liabilities arising from any other business that we may conduct. This means that your accumulated value allocated to the separate account should generally not be adversely affected by the financial condition of our general account. See “The Separate Account” above.

As with all variable annuities, your accumulation will increase or decrease depending on the investment performance over time of the underlying funds in the investment accounts of the separate account that you select. You should consult your registered representative who may provide advice on the investment accounts, as not all of them may be suitable for long-term investment needs. We do not guarantee the investment performance of the separate account or any of the underlying funds, and you bear the entire investment risk.

The Underlying Funds or Funds. The information regarding each underlying fund available under your Contract, including (i) its name, (ii) its type (e.g., money market fund, bond fund, balanced fund, etc.), (iii) its investment adviser and any sub-investment adviser, (iv) current expenses, and (v) performance is provided below in this prospectus under “Appendix A – Funds Available Under the Contract”. In addition, each underlying fund has issued a prospectus, which contains more detailed information about the underlying fund and can be found online at www.tiaa.org/public/prospectuses. You can also request paper or electronic copies at no cost by calling 1 877-518-9161.

Voting Rights. The separate account is the legal owner of the shares of the funds (or underlying funds) offered through your Contract. It therefore has the right to vote its shares at any meeting of the funds’ shareholders. When shareholder meetings are held, we will give the contract owner the right to instruct us how to vote shares of the funds attributable to their contracts. If we don’t receive timely instructions, shares will be voted by TIAA in the same proportion as the voting instructions received on outstanding contracts with allocations to investment accounts invested in the applicable funds. Please note that the effect of proportional voting is that a small number of contract owners may control the outcome of a vote. The number of fund shares attributable to a contract owner is determined by dividing the contract owner’s interest in the applicable investment account by the net asset value per share of the fund.

The Broker-Dealer. TIAA makes payments to TIAA-CREF Individual & Institutional Services, LLC (“Services”), a TIAA subsidiary, for distribution services. Services performs all sales and marketing functions relative to the Contracts.

Distribution. We offer the Contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering. The principal underwriter and distributor of the Contracts is Services. Services is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Its address is 730 Third Avenue, New York, NY10017. No commissions are paid to dealers as a percentage of purchase payments. Underwriting commissions are not paid to Services for distribution of the Contracts. We pay Services a fee from our general account assets for sales of the Contracts.

The Annuity Contracts We Offer.

Annuity Contracts. You or your employer can purchase Contracts we offer (as described below) in connection with tax-qualified pension plans under Internal Revenue Code (“IRC”) sections 401(a)/403(a) (including 401(k) plans), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). The tax advantages available with these Contracts exist solely through one of these types of retirement plans. In contrast to many variable annuities, because these Contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the Contract (including annuity income), before you purchase the contract in a tax-qualified plan. TIAA is not making any representation regarding the tax qualification status of any plan.

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As with all variable annuities, your accumulation will increase or decrease depending on the investment performance over time of the underlying funds in the investment accounts of the separate account that you select. We do not guarantee the investment performance of the separate account or the funds, and you bear the entire investment risk.

Please note that an investment in the Contract is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency.

Subject to your employer’s plan, we offer the following Contracts in connection with certain types of retirement plans:

∎ RA (Retirement Annuity)

∎ GRA (Group Retirement Annuity)

∎ SRA (Supplemental Retirement Annuity)

∎ GSRA (Group Supplemental Retirement Annuity)

∎ Retirement Choice and Retirement Choice Plus Annuity

∎ GA (Group Annuity) and Institutionally Owned GSRAs

RA (Retirement Annuity) and GRA (Group Retirement Annuity): RA and GRA Contracts are used mainly for employer sponsored retirement plans.

• Depending on the terms of your employer’s plan, RA and GRA premiums can be paid by your employer, you, or both. If you are paying some or all of the entire periodic premium, your contributions can be in either pre-tax dollars by salary reduction, or after-tax dollars by payroll deduction. You can also transfer accumulations from another investment choice under your employer’s plan to your RA Contract.

• GRA premiums can come from only your employer or both you (through salary reduction) and your employer. Your GRA premiums can be from pre-tax or after-tax contributions. You cannot pay GRA premiums directly to TIAA; your employer must send them for you. As with RAs, you can transfer accumulations from another investment choice under your employer’s plan to your GRA Contract.

• Your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, though you will not be able to take tax deductions for these contributions.

SRA (Supplemental Retirement Annuity) and GSRA (Group Supplemental Retirement Annuity): These Contracts are used for voluntary tax-deferred annuity (“TDA”) plans.

• SRA Contracts are issued directly to you; GSRA Contracts are issued through an agreement between your employer and TIAA. Generally, your employer pays premiums in pre-tax dollars through salary reduction. Although you cannot pay premiums directly, you can transfer amounts from other TDA plans.

• Although your employer may offer you the option of making contributions in the form of after-tax Roth-style contributions, you will not be able to take tax deductions for these contributions.

Retirement Choice/Retirement Choice Plus Annuities: These Contracts are very similar in operation to the GRAs and GSRAs, respectively, except that they are issued directly to your employer or your plan’s trustee.

• Among other rights, the employer retains the right to transfer accumulations under these contracts to alternate funding vehicles.

GA (Group Annuity) and Institutionally-Owned GSRA: These Contracts are used exclusively for employer retirement plans and are issued directly to your employer or your plan’s trustee.

• Your employer pays premiums directly to TIAA. Your employer or the plan’s trustee may control the allocation of contributions and transfers to and from these contracts. If a GA or GSRA Contract is issued pursuant to your plan, the rules relating to transferring and withdrawing your money, receiving any annuity income or death benefits, and the timing of payments are determined by your plan. Ask your employer or plan administrator for more information.

State Regulatory Approval. Certain of these Contracts may not currently be available in your state.

Contract Variations. There are no significant state variations of the same Contract type from one state-specific contract to another state specific contract in terms of features, benefits and charges. You should review your Contract along with this prospectus to understand the product features, benefits and charges under your Contract.

Contracts Can Differ Pursuant to State Laws. Contract terms and features may differ due to state laws and regulations. These differences may include, among other things, availability of certain income options, how frequently you can transfer into or out of investment accounts, or our ability to restrict transfers into or out of the investment accounts. You should review your Contract along with this prospectus to understand the product features and charges under your Contract.

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Changes to the Contract.

We can make any changes to the separate account or to the Contract required by applicable insurance law, the IRC, or the 1940 Act. TIAA can make some changes at its discretion, subject to NYSDFS and SEC approval, as required. The separate account can (i) operate under the 1940 Act as a unit investment trust that invests in another investment company or in any other form permitted by law, (ii) deregister under the 1940 Act if registration is no longer required, or (iii) combine with other separate accounts. As permitted by law, TIAA can transfer the separate account assets to another separate account or investment accounts of TIAA or another insurance company or transfer the Contract to another insurance company.

Tax Deferral. You or your employer can purchase these Contracts in connection with tax-qualified pension plans under IRC sections 401(a) and 403(a), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). The tax advantages available with these Contracts exist solely through one of these types of retirement plans. TIAA is not making any representation regarding the tax qualification status of any plan. In contrast to many variable annuities, because these contracts can invest in funds available to the general public, if the contracts are not issued or purchased through one of these types of retirement plans, the taxes on gains will not be deferred. You should carefully consider the advantages and disadvantages of owning a variable annuity in a tax-qualified plan, as well as the costs and benefits of the contract (including the annuity income), before you purchase a contract in a tax-qualified plan.

Starting Out and How to Purchase a Contract.

Generally, we will issue a Contract when we receive a completed application or enrollment form in good order. “Good order” means actual receipt of the transaction request along with all information and supporting legal documentation necessary to effect the transaction. This information and documentation generally includes your complete application (or complete request for redemptions, transfers, withdrawals, or payment of death or other benefits) and any other information or supporting documentation we may require. With respect to purchase requests, “good order” also generally includes receipt of sufficient funds by us to effect the transaction. We may, at our sole discretion, determine whether any particular transaction request (including, among others, a purchase, redemption, or withdrawal request to pay benefits) is in good order and reserve the right to change or waive any good order requirement at any time either in general or with respect to a particular plan, Contract or transaction.

If your application is incomplete and we do not receive the necessary information and signed application in good order within five business days of our receipt of the initial premium, we will return the initial premium at that time. In addition, it is also possible that, if we are unable to reach you to obtain additional or missing information relating to incomplete applications, or transaction requests that are not in good order, the transaction may be cancelled.

Plan Levels Offered Under the Contracts.

The Contracts offer four different Levels (Level 1, 2, 3, and 4), to plans, which are each generally priced based on the assets under management by the plan and related operating expense ratios. Generally, Level 1 will have the lowest annual costs and Level 4 will have the highest annual costs.

The pricing charged for each Level is as follows:

1.	Level 1 pricing will generally be offered to plans with $250,000,000 or more in assets under management and low operating expense ratios.
2.

Level 2 pricing will generally be offered to plans that have $250,000,000 or more in assets under management, but with a higher operating expense ratio than plans that fall under Level 1. Plans with less than $250,000,000 in assets under management and low operating expense ratios may also get Level 2 pricing.

3.	Level 3 pricing will generally be offered to plans between $25,000,000 and $250,000,000 in assets that have higher operating expense ratios than plans in Level 1 or Level 2.
4.	Level 4 pricing will generally be plans with less than $25,000,000 in assets with higher expense ratios than Levels 1, 2, or 3.

Premiums. Premiums are used to purchase accumulation units in your investment account. All premiums paid by you to us are remitted through your employer. You may also make subsequent premium payments, which purchase additional accumulation units in your investment account. In most cases, we accept premiums to a Contract during your accumulation period.

The initial premium to purchase the Contract may be in any amount not less than $100, subject to your employer’s plan and IRC limits. Subsequent premium payments may be in any amount not less than $100, subject to your employer’s plan and IRC limits and may continue until the annuity starting date. Premiums received before the close of the Business Day (typically 4:00 pm eastern) will be credited that Business Day and premiums received after the close of the Business Day, will be credited the next Business Day. Once your first premium has been paid, your Contract cannot lapse or be forfeited for nonpayment of premiums.

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You may stop paying premiums at any time without notice to us and then resume without payment of any past due premium or penalty of any kind. Your right to apply distributions from other plans to your Contract as direct rollovers under the IRC may be limited by the terms of your employer’s plan.

TIAA reserves the right to limit to $300,000 the total premiums paid on your Contract and any other TIAA annuity contract on your life in any twelve-month period. TIAA will not accept premiums after your annuity starting date or death. Premiums will be credited to your Contract as of the end of the Business Day in which they are received by TIAA at the location that TIAA will designate by prior written notice, in good order and in accordance with procedures established by TIAA or as required by law.

Elective deferral contributions made to your TIAA or CREF contracts or certificates may not exceed the annual limits on elective deferrals described in Section 402(g) of the IRC, or as otherwise permitted by law. TIAA will refund the accumulated value of all excess premiums made to your Contract, as required by law.

If we receive premiums from your employer and, where applicable, a completed application from you before we receive your specific allocation instructions (or if your allocation instructions violate employer plan restrictions or do not total 100%), we will invest all premiums remitted on your behalf in the default option that your employer has designated. It is possible that the default option will not be an investment account of the separate account but will be another investment option available under your plan. We consider your employer’s designation of a default option to be an instruction to us to allocate your premiums to that option as described above. You should consult your plan documents or sales representative to determine your employer’s designated default option and to obtain information about that option.

Once we receive complete allocation instructions from you, we will follow your instructions for future premiums. However, if you want the premiums previously allocated to the default option (and earnings or losses on them) to be transferred to the options identified in your instructions, you must specifically request that we transfer these amounts from the default option to your investment option choices.

TIAA generally does not restrict the amount or frequency of payment of premiums to your Contract, although we may in the future. Your employer’s retirement plan may limit your premium amounts. In addition, the IRC limits the total annual premiums you may invest in plans qualified for favorable tax treatment.

Please note that we cannot accept credit cards, money orders, travelers checks or digital (including virtual or crypto) currencies (e.g., Bitcoin) as premium payments. In addition, we will not accept a third-party check where the relationship of the payor to the Contract owner cannot be identified from the face of the check.

Please note that an investment in the Contract is not insured or guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) or any other government agency.

Important information about procedures for opening a new account. To help the United States government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions, including us, to obtain, verify and record information that identifies each person who purchases a Contract.

What this means for you. When you apply for a Contract, we will ask for your name, street address (not a post office box), date of birth, Social Security number and other information, such as your home telephone number, that will allow us to identify you. Until you provide us with the information we need, we may not be able to issue a Contract or effect any transactions for you.

In certain circumstances, we may be required to block a contract owner’s ability to make certain transactions and may refuse to accept any premium payments or requests for transfers, withdrawals, surrenders, annuitization, or death benefits, until instructions are received from the appropriate regulator. We may also be required to provide additional information about you and your Contract to government regulators without notice or your consent.

Allocations of Premiums.

As further described below, you may allocate your premiums among the investment accounts and certain other investment options, under the terms of the Contract, and as permitted under the terms of your employer’s plan and this prospectus. Though the investment accounts are available under the terms of your Contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan. In addition, your employer’s plan may impose additional restrictions, including restrictions on allocations of premiums and transfers of accumulation. Please see your employer’s plan.

Many of the underlying funds available for investment by the investment accounts under the Contracts are also available for direct purchase outside of an annuity or life insurance contract. If you purchase shares of these funds directly from a broker-dealer or mutual fund company, you will not pay contract or separate account charges, but you also may not have

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annuity options available. Because of these additional contract and separate account charges, you should refer only to investment return information regarding the funds available through TIAA or your employer relating to your Contract, rather than to information that may be available through alternate sources.

You may allocate your premiums among the investment accounts, the TIAA Traditional Annuity, and the TIAA Real Estate Account under the terms of the Contract, and only as permitted under the terms of your employer’s plan. You may also transfer accumulations to the CREF Accounts and, in some cases, certain mutual funds, or other TIAA annuities, if the investment option is available under the terms of your employer’s plan. You should consider the investment objectives, risks, and charges and expenses of the CREF Accounts, TIAA Real Estate Account and any of the underlying funds offered under the terms of your employer’s plan carefully before investing. This and other information, including a description of the risks involved in investing in the CREF Accounts, TIAA Real Estate Account and the underlying funds, are found in their respective prospectuses. The CREF Accounts, TIAA Real Estate Account and the underlying funds are described in separate prospectuses. You may obtain a prospectus, free of charge, by calling 877-518-9161. You should read the prospectus carefully before investing. For more information about the TIAA Traditional Annuity, you may obtain the applicable contracts by calling 800-842-2252.

When you allocate premiums to an investment account, the premiums are used to purchase accumulation units in that investment account. You may change your allocation for future premiums at any time. We will allocate your premiums according to the most recent valid instructions in a form acceptable to us (in good order) that we have received from you. Your employer’s plan may limit your right to allocate premiums to an investment account. We may stop accepting premiums to any or all investment accounts at any time

How Can I Request to Change My Investment Allocations?

To change your allocation choices for future premiums, you can:

● write to TIAA at P.O. Box 1259, Charlotte, North Carolina 28201;

● call our Automated Telephone Service (24 hours a day) at 800-842-2252; or

● use the TIAA website’s account access feature at tiaa.org.

You may be required to complete and return certain forms (in good order) to effect these transactions.

Accumulation Units

Determining the value of your Contract—investment accounts

The premiums you allocate, or transfers you make, to the investment accounts purchase accumulation units. We calculate how many accumulation units to credit by dividing the amount allocated or transferred to the particular investment account by its accumulation unit value calculated at the close of the business day we receive your premium or completed transfer request in good order. To determine how many accumulation units to subtract for transfers out and cash withdrawals, we use the unit value calculated at the close of the Business Day we receive your completed transaction request and all required information and documents in good order (unless you have chosen a later date).

We arbitrarily set the initial value of each accumulation unit at $25. Subsequently, the value of the accumulation units will depend mainly on the investment experience of the underlying funds, although the accumulation unit value also reflects the deduction by TIAA of separate account expenses. We calculate the accumulation unit value at the close of each valuation day. We multiply the previous day’s accumulation unit value by the net investment factor for the pertinent investment account of the separate account. The net investment factor reflects, for the most part, changes in the net asset value of the shares of the fund held by the investment account, and investment income and capital gains distributed to the investment account. The gross investment factor is decreased by the separate account expense and risk charges.

An investment account’s net investment factor equals its gross investment factor minus the separate account charge incurred since the previous valuation day.

An investment account’s gross investment factor equals (a) divided by (b), as follows:

(a)	equals	(i):	the value of the fund shares in the investment account as of the close of the valuation day (net asset value per share times number of shares owned) excluding the net effect of contract owners’ transactions (i.e., premiums received, benefits paid, and transfers to and from the investment account) made during that day; plus

		(ii):	investment income and capital gains distributed to the investment account; less

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		(iii):	any amount paid and/or reserved for tax liability resulting from the operation of the investment account since the previous valuation day.

(b)	equals	the value of the fund shares in the investment account as of the previous valuation day, including the net effect of contract owners’ transactions, made during the previous valuation day.

Number of Accumulation Units.

The number of accumulation units in an investment account under your Contract will be increased by:

●	any premiums you allocate to that investment account; and

●	any transfers you make to that investment account.

The number of accumulation units in an investment account under your Contract will be decreased by:

●	the application of any accumulations to provide any form of benefit; and

●	any transfers or withdrawals from your accumulation in that investment account.

The increase or decrease in the number of your accumulation units on any valuation day is equal to the net dollar value of all transactions divided by the value of the investment account’s accumulation unit as of the end of the valuation day on which the transaction becomes effective.

Can I Assign My Contract.

Generally, neither you nor your beneficiaries can assign ownership of the Contract to someone else.

Can I Cancel my Contract.

Generally, you may cancel any Retirement Annuity, Supplemental Retirement Annuity, or Group Supplemental Retirement Annuity Contract in accordance with the Contract’s Right to Examine or “Free Look Period” provision (unless we have begun making annuity payments from it) subject to the time period regulated by the state in which the Contract is issued. To cancel a Contract, mail or deliver the Contract with your cancellation instructions (or signed Notice of Cancellation when such has been provided with your Contract) to our home office. We will cancel the Contract, then send either the current accumulation or the premium, depending on the state in which your Contract was issued, to whomever originally submitted the premiums. Unless we are returning premiums paid as required by state law, you will bear the investment risk during this period.

Conflicts of Interest.

Please note that your investment professional may receive compensation for selling this Contract to you, in the form of an additional cash benefit (e.g., a bonus). Accordingly, your investment professional may have a financial incentive to offer or recommend this Contract over another investment. In addition, some investment professionals may have a financial incentive to offer you a new contract in place of the one you already own. You should only exchange your Contract if you determine, after comparing the features, fees, and risks of both contracts, that it is preferable for you to purchase the new contract rather than continue to own the existing Contract.

The Accumulation Period and Investment Options

Investment Options.

The separate account is designed to invest in the funds described in this prospectus. You can lose money by investing in any of the investment accounts, and the underlying funds could underperform other investments. You should consult your registered representative who may provide advice on the investment accounts offered, as not all of them may be suitable for your investment needs.

Information regarding the funds (or underlying funds) available under your Contract, including each fund’s (i) name; (ii) type (e.g., money market fund, bond fund, balanced fund, etc.), (iii) investment adviser and any sub-investment adviser; (iv) current expenses and (v) performance is available is listed in this prospectus under Appendix A — Funds Available Under the Contract. Though the investment accounts are available under the terms of your Contract, they may not be available under the terms of your employer’s plan. You may only invest in those investment accounts available under the terms of your employer’s plan.

Each fund has different investment objectives and risks. Certain funds invest substantially all of their assets in other funds (“funds of funds”). As a result, you will pay fees and expenses at both fund levels, which will reduce your investment return. In addition, funds of funds may have higher expenses than funds that invest directly in debt or equity securities.

You should consider the investment objectives, risks, and charges and expenses of each fund carefully before investing. This and other information, including a description of risks involved in investing in the funds, is found in the funds’ prospectuses and SAIs. You may obtain a Fund’s prospectus and/or SAI by calling 1-877-518-9161 or through your registered representative. We do not guarantee the investment results of the funds. You should read the funds’ prospectuses carefully before investing in a fund.

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Please note, that many of the underlying funds offered through the separate account are also available for direct purchase outside of an annuity or life insurance contract. Although the investment objectives and policies of certain funds are similar to the investment objectives and policies of other portfolios that may be managed or sponsored by the same investment advisor, subadvisor, manager, or sponsor, we do not represent or assure that the investment results will be comparable to those of any other portfolio, even where the investment advisor, subadvisor, or manager is the same. Certain funds available through the Contract have names similar to funds not available through the Contract. The performance of a fund not available through the Contract does not indicate performance of a similarly named fund available through the Contract. Differences in portfolio size, actual investments held, fund expenses, and other factors all contribute to differences in fund performance. For all these reasons, you should expect investment results to differ.

Other Investment Options. In addition to the investment accounts described in this prospectus, you may also allocate money to the TIAA Real Estate Account and TIAA Traditional Annuity under the terms of this Contract and if permitted by your employer’s plan. A companion CREF contract may have been issued to you when you received this Contract offering the investment accounts. For more information about the TIAA Traditional Annuity, the TIAA Real Estate Account, or the CREF accounts, and particular funds and investment options offered under the terms of your plan, please see the applicable contracts and/or respective prospectuses for those investment options available by calling 800-842-2252.

Additional Investment Information and Options. All assets of the investment accounts will be allocated to the funds at net asset value. The investment results of the funds will significantly affect the value of your Contract.

You may also opt under your Contract to allocate or transfer money from the investment accounts to the TIAA Traditional Annuity or, within certain limitations, the TIAA Real Estate Account (discussed below). Your TIAA Traditional Annuity accumulation will be credited with a guaranteed interest rate, and may also be credited with additional amounts declared by TIAA. Any amounts in the TIAA Traditional Annuity are subject to our financial strength and claims-paying ability.

Certain Payments We Receive with Regard to the Funds.

We (and our affiliates) receive payments, which may be significant, from the funds, their advisors, distributors, or affiliates thereof. These payments may be used for a variety of purposes, including payment of expenses that we (and our affiliates) incur in promoting, marketing, and administering the Contract and the funds in which the separate account invests. We (and our affiliates) may profit from these payments. These payments may be derived, in whole or in part, from the revenues of the funds’ investment advisors, and such revenues may be generated through the advisors’ receipt of the investment advisory fees deducted from fund assets. Contract owners, through their indirect investment in the funds, indirectly bear the costs of these investment advisory fees (see the funds’ prospectuses for more information). The amount of the payments we receive is based on a percentage of the assets of the particular funds attributable to the Contract and to certain other variable insurance contracts that we and our affiliates issue. These percentages differ, and some advisors (or affiliates) may pay more than others. Currently, these percentages range from 0% to 0.15% (but they may increase).

Furthermore, we (and our affiliates) receive additional compensation on assets invested in TIAA’s proprietary funds because our affiliates receive payments from the funds for investment advisory and/or other services. Thus, we may receive more revenue with respect to proprietary funds than nonproprietary funds.

These arrangements may be a factor that we consider in including funds as investment options of the investment account.

Selection of Funds. We select the funds offered through the Contract based on several criteria, including the following:

●	asset class coverage,

●	the strength of the investment adviser’s (or sub-adviser’s) reputation and tenure,

●	brand recognition,

●	performance,

●	the capability and qualification of each investment firm, and

●	whether our distributors are likely to recommend the funds to contract owners.

Another factor we consider during the selection process is whether the fund, its adviser, its sub-adviser, or an affiliate will make payments to us or our affiliates. For a discussion of these arrangements, see “Certain Payments We Receive with Regard to the Funds” above. We also consider whether the fund, its adviser, sub-adviser, or distributor (or an affiliate) can provide marketing and distribution support for sale of the Contracts. We review each fund periodically after it is selected. Upon review, we may remove a fund or restrict allocation of additional premium and/or transfers of accumulation to a fund if we determine the fund no longer meets one or more of the criteria and/or if the fund has not attracted significant contract owner assets. We do not recommend or endorse any particular fund, and we do not provide investment advice. We have included TIAA-CREF Funds at least in part because they are managed by our affiliate, Advisors.

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Adding, Closing, or Substituting Portfolios. The separate account currently consists of several investment accounts. We may, subject to any applicable law, make certain changes to the separate account and investment accounts offered in your Contract. We may offer new investment accounts or stop offering existing investment accounts subject to the requirements of applicable law and your employer’s plan. New investment accounts may be made available to existing contract owners and investment accounts may be closed to new or subsequent premium payments, transfers or allocations. In addition, we may also liquidate the shares held by any investment account, substitute the shares of one fund held by an investment account for another and/or merge investment accounts or cooperate in a merger of funds, including transferring Contract values out of merging investment accounts into acquiring investment accounts. A substituted fund may have different fees and expenses. To the extent required by applicable law, we may be required to obtain approval from the SEC, your employer or you. In the event that a fund or investment account is no longer available, amounts invested in such investment account may be moved to the investment account designated by your employer under the terms of your employer’s plan. You may be given the opportunity, under the terms of your employer’s plan, to instruct us as to where to invest your assets.

Transfers and Access to Your Money

Overview. Generally, we allow you to move your money to and from the investment accounts and to make withdrawals from your Contract without assessing a fee. (details on transfers and withdrawals are discussed further below). These options may be limited by the terms of your employer’s plan, by current tax law, or by the terms of your Contract. Internal transfers in your investment account to other funds offered by your employer’s plan, or transfers from your investment account to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan or to one of the CREF accounts must generally be in the amount of at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. These minimums may be reduced or eliminated in the future. Any such change will be applied uniformly across all Contracts going forward. Cash withdrawals and transfers to other companies are not subject to a minimum amount, and we currently do not assess a fee for transfers or cash withdrawals. However, a fund in an investment account may assess a fee for certain transfers or withdrawals or limit transfers in accordance with the fund’s policies. See, the funds’ prospectuses for information on these restrictions.

If your employer’s plan allows, you can set up a program to make cash withdrawals or transfers automatically by specifying that we withdraw or transfer from your accumulation any fixed number of accumulation units, dollar amount, or percentage of accumulation until you tell us to stop or until your accumulation is exhausted. Currently, the program must be set up so that internal transfers must be at least $100. In the future, we may eliminate this minimum transfer amount.

Transfers and cash withdrawals are effective at the end of the Business Day we receive your request and all required documentation in good order. You can also choose to have transfers and withdrawals take effect at the end of any future Business Day. We may limit or modify transfer requests if we determine, in our sole opinion, that transfers are or would be harmful to the separate account or any investment account or would be to the disadvantage of other contract owners. (See “Market Timing and Excessive Trading Policy.”)

If you are married, then your rights to choose certain of these benefits may be restricted by the rights of your spouse. (See “Transfer and Withdrawal Restrictions” below and “Spouse’s Rights to Benefits” further below).

Please note, in accordance with applicable law, we may terminate the transfer feature of the Contract at any time.

Transfers.

Internal Transfers. Subject to the provisions under your Contract and you, you may internally transfer accumulation units in your investment account generally not less than $1,000 from one investment account to another investment account that are offered under your employer’s plan. Internal transfers may be restricted to not more than one in a calendar quarter and may be subject to a redemption fee. A redemption fee is not charged or collected by TIAA, but a redemption fee may be imposed by the underlying investment fund.

Systematic Internal Transfers. Subject to the provisions under your Contract, you may internally transfer accumulation units generally not less than $100 from one investment account to another investment account that are offered under your employer’s plan. Systematic internal transfers may be scheduled semi-monthly, monthly, quarterly, semi-annually or annually and may be subject to a redemption fee. In the future, we may eliminate this minimum transfer amount. A redemption fee is not charged or collected by TIAA, but may a redemption fee be imposed by the underlying investment fund.

Transfers to and from other TIAA and CREF Accounts. Subject to your employer’s plan, current tax law or the terms of your Contract, you can transfer some or all of your accumulation in the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan, to one of the CREF accounts. We reserve the right to limit these transfers to once per quarter per investment account.

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Subject to your employer’s plan, current tax law or the terms of your Contract, you can also transfer some or all of your accumulation in the TIAA Traditional Annuity, in your CREF accounts or in the funds or other TIAA annuities, such as the TIAA Real Estate Account, to the investment accounts. Transfers from the TIAA Traditional Annuity to the investment accounts under RA, GRA, or Retirement Choice Contracts can only be effected over a period of time (up to ten annual installments) and may be subject to other limitations, as specified in your Contract.

Accumulations that are transferred from investment accounts under this Contract to the TIAA Traditional Annuity or the TIAA Real Estate Account remains part of this Contract and part of the accumulation under the Contract. Transfers to any other accounts which are not offered under the terms of this Contract are no longer part of this Contract and its accumulation. Any such transfers may be subject to limitations, as specified in your Contract. Account Accumulations transferred to a TIAA Traditional Annuity will be credited with a guaranteed interest rate, and may also be credited with additional amounts declared by TIAA. Any amounts in the TIAA Traditional Annuity are paid from our general account, which are subject to our financial strength and claims-paying ability. Please note that transfers into the TIAA Real Estate Account may be limited.

Transfers to Other Companies. Generally, you may transfer funds from the investment accounts to a company other than TIAA or CREF, subject to certain tax restrictions. This right may be limited by your employer’s plan. Roth amounts in a 403(b) or 401(a) plan can be rolled over only to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans.

Under certain group Contracts, your employer could transfer monies from an investment account and apply it to another investment option not offered under this Contract, subject to the terms of your plan, and without your consent.

Transfers from Other Companies or Plans. Subject to your employer’s plan and federal tax law, you can usually transfer or roll over money from another 403(b), 401(a)/403(a) or governmental 457(b) retirement plan to your TIAA Contract. You may also roll over before-tax amounts in a Traditional IRA to 403(b) plans, 401(a)/403(a) plans or eligible governmental 457(b) plans, provided such employer plans agree to accept the rollover. Roth amounts in a 403(b) or 401(a) plan can only be rolled over to another Roth account under such plan or to a Roth IRA, as permitted by applicable law and the terms of the plans. Funds held by the sponsor of a private 457(b) plan can be transferred only to another private 457(b) plan sponsor, if both plans allow a transfer. Accumulations in private 457(b) plans may not be rolled over to a qualified plan (e.g., a 401(a) plan), a 403(b) plan, a governmental 457(b) plan or an IRA).

We may limit or modify transfer requests if we determine, at our sole discretion, which transfers are or would be harmful to the separate account or any investment account or would be to the disadvantage of other contract owners. See, “Market Timing and Excessive Trading Policy”, discussed below.

Other Transfers. You may also opt under your Contract to allocate or transfer money from the investment accounts to the TIAA Traditional Annuity or, within certain limitations, the TIAA Real Estate Account. Your TIAA Traditional Annuity accumulation will be credited with a guaranteed interest rate, and may also be credited with additional amounts declared by TIAA. Any amounts in the TIAA Traditional Annuity are subject to our financial strength and claims-paying ability.

Transfers from the investment accounts to the TIAA Traditional Annuity, to the TIAA Real Estate Account, to another TIAA annuity offered by your employer’s plan or to one of the CREF accounts must generally be at least $1,000 or your entire accumulation, if less. Note that transfers into the TIAA Real Estate Account may be limited. In the future, we may reduce or eliminate these minimum transaction levels. Transfers to other companies are not subject to a minimum amount, and we currently do not assess a fee for transfers. We may limit or modify transfer requests if we determine, at our sole discretion, which transfers are or would be harmful to the separate account or any investment account or would be to the disadvantage of other contract owners. These transactions may be limited by the terms of your employer’s plan, or by current tax law, or by the terms of your Contract.

Such transfers must generally be in the amount of at least $1,000 (except for systematic transfers, which must be at least $100) or your entire accumulation, if less. These minimums may be reduced or eliminated in the future. Any such change will be applied uniformly across all Contracts going forward. Because excessive transfer activity can hurt performance and other participants, we may further limit how often you transfer or otherwise modify the transfer privilege.

Market Timing and Excessive Trading Policy. There are contract owners who may try to profit from transferring money back and forth among investment accounts in an effort to “time” the market. As money is shifted in and out of these investment accounts, we incur transaction costs and the underlying funds incur expenses for buying and selling securities. These costs are borne by all contract owners. In addition, if contract owners are able to take advantage of pricing inefficiencies, market timing can interfere with efficient portfolio management and dilute the value of the shares. The risk of pricing inefficiencies can be particularly acute for portfolios invested primarily in foreign securities, which include certain funds listed in this prospectus and may be available to you for investment purposes.

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We have adopted policies and procedures to discourage market timing activity and control certain transfer activity. We have the right to modify our policies and procedures at any time without advance notice. Under these policies and procedures, contract owners who make a transfer out of any one of the investment accounts available under the Contract (other than the investment accounts that invest in the TIAA-CREF Money Market Fund and the TIAA-CREF Short-Term Bond Fund) will not be able to make electronic transfers (i.e., over the Internet, by telephone or by fax) back into that same investment account in that Contract for 30 calendar days starting the day after the transfer. The electronic transfers that will be restricted under this policy do not include certain types of transactions like systematic withdrawals, systematic purchases, automatic rebalancing, death and hardship withdrawals, certain transactions made within a retirement or employee benefit plan, such as contributions, mandatory distributions, loans and plan sponsor-initiated transactions, and other types of transactions specified by TIAA management.

To the extent permitted by applicable law, we may reject, limit, defer or impose other conditions on transfers into or out of an investment account in order to curb frequent transfer activity to the extent that comparable limitations are imposed on the purchase, redemption or exchange of shares of any of the funds under the separate account.

If we regard the transfer activity as disruptive to an underlying fund’s efficient portfolio management, based on the timing or amount of the investment or because of a history of excessive trading by the investor, we may limit a contract owner’s ability to make transfers by telephone, fax or over the Internet. We may also stop doing business with financial advisors who engage in excessive transfer activity on behalf of their clients. Because we have discretion in applying these policies, it is possible that similar transaction activity could be handled differently due to surrounding circumstances.

We seek to apply our market timing and other transfer policies uniformly to all contract owners. We reserve the right to waive these policies where management believes that the waiver is in the contract owners’ best interests and that imposition of the policy’s restrictions is not necessary to protect contract owners from the effects of short-term trading. Except as stated above, no exceptions are made with respect to the policies. This Contract is not appropriate for market timing. You should not invest in this Contract if you want to engage in market timing activity.

To the extent permitted by applicable law, we may not accept or we may defer transfers at any time when we are unable to purchase or redeem shares of any of the funds under the separate account.

Contract owners seeking to engage in market timing may deploy a variety of strategies to avoid detection, and, despite our efforts to discourage market timing, there is no guarantee that TIAA or its agents will be able to identify all market timers or curtail their trading practices. If we do not identify or curtail market timers, the value of account shares held by long-term participants may be diluted, transaction costs may increase, and there may be interference with the efficiency of portfolio management of the affected fund.

The funds available as investment options under the Contract may have adopted their own policies and procedures with respect to market timing and excessive trading of their respective shares. Those funds’ market timing policies are described in their respective prospectuses. The policies and procedures of a fund may be different, and more or less restrictive, than our policies and procedures or the policies and procedures of other funds. While we reserve the right to enforce these policies and procedures, we may not have the contractual authority or the operational capacity to apply the market timing and excessive trading policies and procedures of the funds. However, we have entered into a written agreement, as required by SEC regulation, with each fund or its principal underwriter that obligates us to promptly provide to the fund certain information about the trading activity of individual contract owners, and to execute instructions from the fund to restrict or prohibit further purchases or transfers by specific contract owners who violate the market timing and excessive trading policies established by the fund upon request.

In addition, some funds may impose redemption fees on short-term trading (i.e., redemptions of fund shares within a certain number of days after purchase). The fund determines the amount of the redemption fee and the fee is retained by or paid to the fund assessing the redemption fee and not by TIAA. The redemption fee may affect the number and value of accumulation units transferred out of the investment account that invests in that fund and, therefore, may affect the investment account accumulation. We reserve the right to administer and collect any such redemption fees from your accumulation on behalf of the funds.

Withdrawals and Surrenders

We do not charge a fee on withdrawals or the surrender of your Contract. Withdrawals will lower your accumulation and your death benefit. There may be tax law and/or plan restrictions on certain transfers. Before you transfer or withdraw cash, make sure you also understand the possible federal and other income tax consequences. Withdrawals are done pursuant to instructions by the participant. In the absence of specific instructions, a withdrawal will be made pro-rata across the Investment Accounts that the participant is allocated to.

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Lump-Sum Benefit. Subject to the provisions under your Contract, you may redeem the entire current account accumulation as a lump-sum benefit or withdraw a lesser amount from one or more of the investment accounts. Generally, withdrawals are not permitted less than $1,000. The lump-sum benefit will not be available before the earliest date permitted under your employer’s plan. A portion of your accumulation available to withdraw may be limited by your employer’s plan.

If you are married and if some or all of your accumulation is subject to ERISA, your right to receive a lump-sum benefit is subject to the rights of your spouse. Withdrawals will lower your accumulation, will be subject to ordinary tax and may be subject to a tax penalty if taken before age 59 1⁄2.

Systematic Withdrawals. Subject to the provisions under your Contract, you may redeem accumulation units generally not less than $100 from one or more of the investment accounts on a systematic basis. Withdrawals may be paid semi-monthly, monthly, quarterly, semi-annually or annually. In the future, we may eliminate this minimum withdrawal amount. If you are married and if some or all of your accumulation is subject to ERISA, your right to receive a lump-sum benefit is subject to the rights of your spouse. Withdrawals will lower your accumulation, will be subject to ordinary income tax and may be subject to a tax penalty if taken before age 59 1⁄2.

Systematic Withdrawals to Pay Financial Advisory Fees. Subject to the provisions under your Contract and in certain situations, as agreed to between you and a registered investment adviser, you may authorize a series of systematic withdrawals to pay the fees of a financial advisor. You can set up a program to have money withdrawn directly from your Contract to pay your advisor. Such systematic withdrawals are subject to all provisions applicable to systematic withdrawals, except as otherwise described in this section. We reserve the right to determine the eligibility of financial advisors for this type of fee reimbursement.

One series of systematic withdrawals to pay financial advisor fees may be in effect at the same time that another series of systematic withdrawals is also in effect. Systematic withdrawals to pay financial advisor fees must be scheduled to be made quarterly only, on the first day of each calendar quarter. The amount withdrawn from each investment account must be specified in dollars or percentage of accumulation, and will be in proportion to the accumulations in each account at the end of the business day prior to the withdrawal. The financial advisor may request that we stop making withdrawals.

There are special rules for withdrawals to pay advisory fees. Only If permitted under your employer’s retirement plan and if you have arranged for us to pay advisory fees to your financial advisor from your accumulations, those partial withdrawals generally will not be treated as taxable distributions as long as:

● the payment is for expenses that are ordinary and necessary;

● the payment is made from a Section 401(a), 403(a), or 403(b) retirement plan;

● your financial advisor’s payment is only made from the accumulations in your retirement plan, and not directly by you or anyone else, under the agreement with your financial advisor; and

● once advisory fees begin to be paid from your retirement plan, you continue to pay those fees solely from your plan and not from any other source.

You should consult a tax adviser regarding the tax treatment of the payment of adviser fees from your Contract.

Additional Information on Transfers and Withdrawals.

Transfer and Withdrawal Restrictions. If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to the Employment Retirement Income Security Act of 1974 (“ERISA”), or

B)	an employer plan that provides for spousal rights to benefits,

then your rights to choose certain benefits are restricted by the rights of your spouse to benefits only to the extent required by the IRC or ERISA or the terms of your employer plan. See “Spouse’s Rights to Benefits” further below.

How to Request Transfers and Withdrawals.

To request a transfer or to withdraw cash, you can:

●	Using the TIAA website’s account access feature at www.tiaa.org.
●	Calling our Automated Telephone Service at 800-842-2252; or
●	Writing to TIAA at P.O. Box 1259, Charlotte, NC 28201

You may be required to complete and return certain forms (in good order) to effect these transactions. We can suspend or terminate your ability to transact by telephone, over the Internet, or by fax at any time, for any reason.

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How to Transfer and Withdraw Your Money

Withdrawing Cash.

You may withdraw cash from your SRA or GSRA accumulation at any time during the accumulation period, provided federal tax law and the terms of your employer’s plan permit it (see below). Normally, you cannot withdraw money from your Contract if you have already applied that money to begin receiving lifetime annuity income. Current federal tax law restricts your ability to make in-service cash withdrawals from your accumulation under most voluntary salary reduction agreements. If your employer’s plan permits, you may be able to withdraw money if you encounter hardship, as defined by the terms of your employer’s plan.

Under current federal tax law, you are not permitted to withdraw from 457(b) plans earlier than the calendar year in which you reach age 70 1/2 for private plans (59 1⁄2 for governmental plans), or leave your job or are faced with an unforeseeable emergency (as defined by law).

If you’re married, you may be required by law or your employer’s plan to provide us advance written consent from your spouse before TIAA makes certain transactions on your behalf.

If you request a withdrawal, we will send the proceeds by check to the address of record, or by electronic funds transfer to the bank account on file if you have elected this method of payment. A letter of instruction with a signature guarantee is required if the withdrawal is sent to an address other than the address of record. You may obtain a signature guarantee from some commercial or savings banks, credit unions, trust companies, or member firms of a U.S. stock exchange. A notary public cannot provide a signature guarantee. Proceeds directed to a bank account not on file have restrictions that require completion of a verification process. Please contact us for further information.

We reserve the right to require a signature guarantee on any withdrawal.

Employer Plan Fees Withdrawals. Your employer may, in accordance with the terms of your plan, withdraw amounts from your accumulations under your Retirement Choice or Retirement Choice Plus contract, and, if your certificate so provides, under your GRA or GSRA, or GA contract, to pay fees associated with the administration of the plan. TIAA processes such fee withdrawals in accordance with the terms of the recordkeeping service agreement between TIAA and the plan sponsor. An employer plan fee withdrawal cannot be revoked after its effective date under the plan and will reduce the accumulation from which it is paid by the amount withdrawn.

Loans.

To the extent your employer’s plan provides and in accordance section 72(p) of the IRC, as amended, and ERISA, to the extent applicable, you may request a Retirement Plan Loan from your available investment account accumulations, at any time prior to your annuity starting date.

The amount of a Retirement Plan Loan may generally not exceed the least of:

I.	the total of your accumulations;
II.	50% of the present value of your vested accrued benefit under any of your employer’s plans; or
III.	$50,000

Your Contract or the employer plan may impose a maximum number of loans available to you.

A request for a Retirement Plan Loan must be made on or before your annuity starting date in accordance with the terms of your Contract. A Retirement Plan Loan will be effective as of the business day on which we receive your request, in a form acceptable to TIAA as well as any spousal waiver that may be required under ERISA or the terms of your employer’s plan. TIAA will determine all values as of the end of the effective date. You cannot revoke a request for a Retirement Plan Loan after its effective date.

The Retirement Plan Loan will be issued in accordance with the terms of a loan agreement. The loan agreement will describe the terms, conditions and any fees or charges for the loan. Generally, repayment may be accomplished via payroll deduction or ACH. The cost of a Retirement Plan Loan is based on of fees, as opposed to the difference or spread on interest rates. There is a $75 one-time origination fee ($125 for residential loans) and a $25 annual maintenance fee. Any loan repayments applied to this Contract will be applied as new premiums.

What Are the Charges and Expenses of the Contract.

Charges, Expenses and Related Fees. There are charges, expenses and related fees associated with variable annuity contracts that will reduce the return on investment in the Contract. The charges, expenses and related fees associated with your Contract are subject to your employer’s plan and may include the following:

The Base Contract Charge. The Base Contract Charge includes the Separate Account Charge, which consists of the Mortality and Expense Risk Charge and an Administrative Expense Charge.

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Separate Account Charge. We deduct charges each valuation day from the assets of each investment account for various services required to administer the separate account and the Contracts and to cover certain insurance risks borne by us. The Contract provides that total separate account charges shall not exceed 2.00% per year of average net assets, which is composed of the mortality and expense risk charge with an annual maximum charge of up to 0.50% of average net assets of the investment accounts and an administrative expense charge with an annual maximum charge of up to 1.50% of average net assets of the investment accounts. While TIAA reserves the right to increase the separate account charges at any time (up to the 2.00% maximum), we will provide at least three months’ notice before any such increase.

Mortality and Expense Risk Charge. We impose a daily charge as compensation for bearing certain mortality and expense risks in connection with the Contract with an annual maximum charge of up to 0.50% of average net assets of the investment accounts.

TIAA’s mortality risks come from its obligations to make annuity payments. We assume the risk of making annuity payments regardless of how long the annuitant(s) may live or whether the mortality experience of annuitants as a group is better than expected.

Our expense risk is the possibility that our actual expenses for administering and marketing the Contract and for operating the separate account will be higher than the amount recovered through the administrative expense deduction.

If the mortality and expense risk charge allowed under the Contract is not enough to cover our costs, we will absorb the deficit. On the other hand, if the charge more than covers costs, we will profit. We will pay a fee from our general account assets, which may include amounts derived from the mortality and expense risk charge, to Services, the principal distributor of the Contract.

Administrative Expense Charge. This daily charge is for administration and operations, such as allocating premiums and administering accumulations with an annual maximum charge of up to 1.50% of average net assets of the investment accounts.

No Deductions from Premiums and No Surrender Charge. There are no front-end or deferred sales charges or surrender charges under the Contract.

No Administrative Account Fee or Annual Account Fee. We do not assess an administrative account fee nor an annual account fee.

Other Charges and Expenses.

Premium Taxes. Some states assess premium taxes on the qualified annuity contract premiums paid under the Contract (e.g. 403(b)). We will deduct the total amount of premium taxes, if any, from your accumulation based on current state insurance laws, subject to the provisions of your Contract, and our status in the state. Generally, premium taxes range from 0% to 1%, on qualified annuity contract premiums depending on the state.

Fund Expenses. Separate and apart from the expenses and charges under the Contract, there are certain deductions and expenses of the underlying funds that are paid out of the assets of the underlying funds. These expenses include charges for investment advice, portfolio accounting, custody, and other services provided for the fund. The investment advisors are entitled to an annual fee based on a percentage of the average daily net assets of each fund. For more information on underlying fund deductions and expenses, please read the funds’ current prospectuses.

Dealers. No commissions are paid to dealers as a percentage of purchase payments. For additional information on Dealers please see above under the discussion “Distribution”.

The Annuity Period and Receiving Annuity Income.

The Annuity Period in General. You can partially or fully annuitize and receive an income stream from the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund. Participants with assets in the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund can directly annuitize from that investment account, or they can annuitize by transferring their assets into the TIAA Traditional Annuity, TIAA Real Estate Account, or one of the CREF accounts. (TIAA Real Estate and the CREF accounts are described in separate prospectuses. You may obtain these prospectuses by calling 877-518-9161). Participants in any other investment accounts who wish to annuitize can transfer their assets from their investment accounts into the investment account that invests in the TIAA-CREF Lifecycle Funds-Retirement Income Fund or into the TIAA Traditional Annuity, the TIAA Real Estate Account, or one of the CREF accounts. Unless you opt for a lifetime annuity, generally you must be at least age 59 1/2 to begin receiving annuity income payments from your annuity Contract free of a 10% early distribution penalty tax.

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Your employer’s plan may also restrict when you can begin income payments. Under the minimum distribution rules of the IRC, you generally must begin receiving some payments from your Contract shortly after you reach the later of age 72 if born after June 30, 1949 (age 70 1/2 if born on or before June 30, 1949) or you retire from the employer of the plan. For more information, see the discussion under “Taxes” below.

Your income payments may be paid out through a variety of income options. You can pick a different income option for different portions of your accumulation, but once you have started payments you usually cannot change your income option or annuity partner for that payment stream.

Usually income payments are monthly. You can choose quarterly, semiannual, and annual payments as well. TIAA has the right to not make payments at any interval that would cause the initial payment to be less than $100. We will send your payments by mail to your home address or, on your request, by mail or electronic funds transfer to your bank.

For one-life annuities, two-life annuities, annuities for a fixed period, and Income Test Drive, your initial income payments are based on your accumulation on the last valuation day before the annuity starting date, see below for discussion on “Annuity Income Options”. Your payments change after the initial payment based on the investment account’s investment experience and the income change method you choose.

There are two income change methods for annuity payments: annual and monthly. Under the annual income change method, payments from the separate account change each May 1, based on the net investment results during the prior year (from the day following the last valuation day in March of the prior year through the last valuation day in March of the current year). Under the monthly income change method, payments change every month, based on the net investment results during the previous month. For the formulas used to calculate the amount of annuity payments, see below for discussion on “Annuity Payments.” The total value of your annuity payments may be more or less than your total premiums. TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

Please note that when you annuitize, your accumulation will be converted to income payments. If you elect partial annuitization, you may apply a portion of your accumulation to one of the income options that we offer, while the remainder of your accumulation can remain invested in your investment account. If you annuitize your entire accumulation, generally, you will no longer be able to make withdrawals from your Contract and all accumulation phase benefits terminate, including the death benefit.

The Annuity Staring Date. Your annuity starting date may not be earlier than the earliest date allowed under your employer plan, nor later than your required beginning date. Payment of your income benefit will begin as of the annuity starting date you have elected. You may not begin a one-life annuity after you attain age 90, nor may you begin a two-life annuity after you or your second annuitant attain age 90. At any time before you start to receive your income benefit, you may change your annuity starting date to a date after the change, by written notice to TIAA. Your income benefit may be subject to spouse’s rights. Please see discussion below under “Additional Information”—“Spouse’s Rights to Benefits”.

Ordinarily, annuity payments begin on the date you designate as your annuity starting date, provided we have received all documentation in good order necessary for the income option you’ve picked. If something is missing, we will let you know and will defer your annuity starting date until we receive the missing items and/or information. You may designate any future date for your annuitization request, in accordance with our procedures and as long as it is one on which we process annuitizations. Your first annuity check may be delayed while we process your choice of income options and calculate the amount of your initial payment. Any premiums received within 70 days of the first of the month during which payments begin may be used to provide additional annuity income. Premiums received after 70 days of the first of the month during which payments begin will remain in your accumulating annuity Contract until you give us further instructions. For example, if your payments begin on March 15 and a premium is received on May 5, we will recalculate your payments (March 1 through May 5 totals 65 days) so you will receive additional annuity income. However, if your payments begin on March 15 and a premium is received on June 5 (March 1 through June 5 totals 96 days), then that premium would remain in the accumulation portion of the Contract. Ordinarily, your first annuity payment can be made on any business day between the first and twentieth of any month.

Annuity Income Options.

Both the number of annuity units you purchase and the amount of your income payments will depend on which income option(s) you pick. Your employer’s plan, tax law and ERISA may limit which income options you can use to receive income. Tax law may restrict your annuity options, depending on whom you name as second annuitant or beneficiary. Certain designated beneficiaries may need to receive payment of death benefits within ten years of the year of your death in order to satisfy required minimum distribution rules. For more information, see “Taxes.” Ordinarily, you will choose your income options shortly before you want payments to begin, but you can make or change your choice any time before your annuity starting date.

All of the income options provide variable payments, and the amount of income you receive depends in part on the investment experience of the investment accounts selected by you. The current options are:

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● One-Life Annuity with or without Guaranteed Period: Pays income as long as you live. If you opt for a guaranteed period (10, 15 or 20 years) and you die before it’s over, income payments will generally continue to your beneficiary until the end of the period, or we will commute the guarantee period payments in compliance with your beneficiary’s minimum distribution requirements. If you do not opt for a guaranteed period, all payments end at your death—so, it is possible for you to receive only one payment if you die less than a month after payments start. (The 15-year guaranteed period is not available under all Contracts.)

● Annuity for a Fixed Period: Pays income for a set number of years chosen by you. The available number of years for you to choose from varies by Contract and this option is not available under all Contracts.

● Two-Life Annuities: Pays income to you as long as you live, then continues at either the same or a reduced level for the life of your annuity partner. There are four types of two-life annuity options, all available with or without a guaranteed period—Full Benefit to Survivor, Two-Thirds Benefit to Survivor, 75% Benefit to Annuity Partner and a Half-Benefit to Annuity Partner. Under the Two-Thirds Benefit to Survivor option, payments to you will be reduced upon the death of your annuity partner.

● Minimum Distribution Option (“MDO”): Generally available only if you must begin annuity payments under the IRC minimum distribution requirements. Some employer plans allow you to elect this option earlier—contact TIAA for more information. The option, if elected, automatically pays an amount designed to fulfill the distribution requirements under federal tax law. The option is not available under all Contracts. You must apply your entire accumulation under a Contract if you want to use the MDO. It is possible that income under the MDO will cease during your lifetime. Prior to age 90, and subject to applicable plan and legal restrictions, you can apply any remaining part of an accumulation applied to the MDO to any other income option for which you’re eligible. Using the MDO will not affect your right to take a cash withdrawal of any accumulation not yet distributed (to the extent that a cash withdrawal was available to you under your Contract and under the terms of your employer’s plan). This automatic payout option is not available under all Contracts. Instead, for some Contracts, required minimum distributions will be paid directly from those Contracts pursuant to the terms of your employer’s plan.

For any of the income options described above, current federal tax law says that your guaranteed period cannot exceed the joint life expectancy of you and your beneficiary or annuity partner, and other IRC stipulations may make some income options unavailable to you. Other income options may become available in the future, subject to the terms of your retirement plan and relevant federal and state laws. We may stop offering certain income options in the future. For more information about any annuity option, please contact us.

● Receiving Lump-Sum Payments (Retirement Transition Benefit): If your employer’s plan allows, you may be able to receive a single sum payment of up to 10% of the value of any part of an accumulation being converted to one-life or two-life annuity on the annuity starting date. Of course, if your employer’s plan allows cash withdrawals, you can take a larger amount (up to 100%) of your accumulation as a cash payment. The retirement transition benefit will be subject to current federal income tax requirements and possible early distribution penalties. See “Taxes.”

● Income Test Drive: This is an optional feature that lets you try variable income payments for a 2-year period without making an irrevocable decision. You retain your accumulation units during the Income Test Drive, and payments made during the Income Test Drive are withdrawals from your accumulation units. Payments are calculated to approximate the amount you would receive under a one-life or two-life annuity for the income option and income change method you select, adjusted to reflect the Income Test Drive. If you decide to Income Test Drive your entire accumulation, any premiums received during the 2-year period will be applied to purchase accumulation units that will be used to increase your variable income payments.

You can change your mind during the Income Test Drive, and future payments will stop when you notify us of your decision prior to expiration of the 2-year period. If you die during the Income Test Drive, payments will stop, and the beneficiary named in your Contract will be entitled to the remaining accumulation. At the end of the Income Test Drive, if you have not decided to stop payments, your remaining accumulation applied to the Income Test Drive feature will be converted to annuity units payable under the income option you chose when you started this feature. Once the conversion to annuity units takes place, it is irrevocable. If you decide before the end of the Income Test Drive that you want to begin annuity income payments immediately, you may do so subject to certain election procedures. The conversion of accumulation units to annuity units may result in annuity payments that are greater or less than the amount of the last payment during the Income Test Drive.

We may stop providing the Income Test Drive feature at any time. The Income Test Drive feature may not be available under the terms of your employer’s plan. For information about withdrawals from your Contract, see “How to transfer and withdraw your money.”

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Annuity payments.

You are the annuitant under the Contract. This means if you choose a lifetime income option, annuity payments will continue for as long as you live. The amount of annuity payments we pay you or your beneficiary will depend upon the number and value of the annuity units payable. The number of annuity units is first determined on the day before the annuity starting date. The amount of the annuity payments will change according to the income change method chosen.

Under the annual income change method, the value of an annuity unit for payments is redetermined on March 31 of each year (or, if March 31 is not a valuation day, the immediately preceding valuation day). This date is called the “annual payment valuation day.” Annuity payments change beginning May 1. The change reflects the net investment experience of the separate account. The net investment experience for the twelve months following the annual payment valuation day will be reflected in the annuity unit value determined on the next year’s annual payment valuation day.

Under the monthly income change method, the value of an annuity unit for payments is determined on the payment valuation day, which is the 20th day of the month preceding the payment due date or, if the 20th is not a business day, the preceding business day. The monthly changes in the value of an annuity unit reflect the net investment experience of the separate account. The formulas for calculating the number and value of annuity units payable are described below.

TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

Generally, annuity payments are paid monthly. For income options involving life income, the actual age of the annuitant(s) will affect the amount of each payment. Since payments based on older annuitants are expected to be fewer in number, the amount of each income payment should be greater than payments based on younger annuitants. If your annuity payments would be or become less than $100 a month, we reserve the right to change the frequency of payments to quarterly, semi-annual or annual payments, whichever would result in payments of at least $100 or more and the shortest interval of payments.

Transfers During The Annuity Period.

After you begin receiving annuity income from a one-life annuity, two-life annuity, or annuity for a fixed period, you can, subject to current tax law and the terms of your Contract, transfer all or part of any annuity units (which determine annuity income payable) once each calendar quarter from the separate account into a “comparable annuity” payable from (i) another fund within the separate account (if available), (ii) a CREF account, (iii) the TIAA Real Estate Account, (iv) another TIAA annuity or (v) TIAA’s Traditional Annuity. You can also transfer annuity units from the CREF accounts or the TIAA Real Estate Account or another TIAA annuity into a comparable annuity payable from the separate account in accordance with the terms of your annuity Contract. Comparable annuities are those which are payable under the same income option, and have the same first and second annuitant, and remaining guaranteed period.

We will process and credit your transfer on the business day we receive your request in good order. You can also choose to have a transfer take effect at the close of any future business day. Transfers under the annual income payment method will affect your annuity payments beginning on the May 1 following the March 31 which is on or after the effective date of the transfer. Transfers under the monthly income payment method and all transfers into the TIAA Traditional Annuity will affect your annuity payments beginning with the first payment due after the monthly payment valuation day that is on or after the transfer date. You can switch between the annual and monthly income change methods, and the switch will go into effect on the last valuation day in March. Although the payout streams are actuarially equivalent and there is no charge for engaging in such a transfer, it is possible that the new options may apply different mortality or interest assumptions, and could therefore result in variation between the initial payments from the new option and the payments that were being made out of the original option.

Calculating the Number of Annuity Units Payable. When a participant or a beneficiary converts all or a portion of his or her accumulation into a one-life annuity, two-life annuity, or annuity for a fixed period, the number of annuity units payable from the separate account under an income change method is determined by dividing the value of the account accumulation to be applied to provide the annuity payments by the product of the annuity unit value for that income change method and an annuity factor. The annuity factor as of the annuity starting date is the value of an annuity in the amount of $1.00 per month beginning on the first day such annuity units are payable, and continuing for as long as such annuity units are payable.

The annuity factor will reflect interest assumed at the effective annual rate of 4%, and the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. Mortality assumptions will be based on the then-current settlement mortality schedules for this separate account. Contract owners bear no mortality risk under their Contracts—actual mortality experience will not reduce annuity payments after they have started. TIAA may change the mortality assumptions used to determine the number of annuity units payable for any future accumulations converted to provide annuity payments.

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The number of annuity units payable under an income change method under your Contract will be reduced by the number of annuity units you transfer out of that income change method under your Contract. The number of annuity units payable will be increased by any internal transfers you make into that income change method under your Contract.

Value of Annuity Units. The investment account’s annuity unit value is calculated separately for each income change method for each valuation day. We assume an investment return of 4%. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the account for the current valuation period relative to the 4% assumed investment return. In general, your payments will increase if the performance of the account is greater than 4% and decrease if the performance is less than 4%. The value is further adjusted to take into account any changes expected to occur in the future at revaluation either once a year or once a month, assuming the account will earn the 4% assumed investment return in the future.

The initial value of the annuity unit for a new annuitant is the value determined as of the valuation day before annuity payments start.

For participants under the annual income change method, the value of the annuity unit for payment remains level until the following May 1. For those who have already begun receiving annuity income as of March 31, the value of the annuity unit for payments due on and after the next succeeding May 1 is equal to the annuity unit value determined as of the last valuation day in March.

For participants under the monthly income change method, the value of the annuity unit for payments changes on the payment valuation day of each month for the payment due on the first of the following month.

TIAA reserves the right, subject to approval by the Board of Trustees, to modify the manner in which the number and/or value of annuity units is calculated in the future without notice.

Benefits Available Under The Contract.

The following table summarizes information about the benefits available under the Contract.

Summary of Benefits
Name of Benefit	Purpose	Standard/ Optional	Maximum Fee	Brief Description of Restrictions/Limitations
Death Benefit	The amount of the death benefit is the accumulation on the valuation day that we authorize payment of the death benefit.	Standard	None	• Withdrawals could significantly reduce the death benefit.
Lump-Sum Benefit	Subject to the provisions under your Contract, you may redeem accumulation units generally not less than $1,000 from one or more of the investment accounts.	Optional	None

•   Subject generally to a minimum amount of $1,000.

•   A lump-sum benefit will not be available before the earliest date permitted under your employer’s plan.

•   The portion of your accumulation available to you as a lump-sum benefit may be limited by your employer’s plan.

•   If you are married and if some or all of your accumulation is subject to ERISA, your right to receive a lump-sum benefit is subject to the rights of your spouse.

•   Withdrawals will lower your Contract value, will be subject to ordinary tax and may be subject to a tax penalty if taken before age 59 1⁄2.

Internal Transfers	Subject to the provisions under your Contract, you may internally transfer accumulation units generally not less than $1,000 from one investment account to another investment account or to your companion TIAA contract.	Optional	None	• Subject generally to a minimum amount of $1,000 and may be subject to redemption charge. • Internal transfers may be restricted to not more than one in a calendar quarter.
Systematic Withdrawals	Subject to the provisions under your Contract, you may redeem accumulation units generally not less than $100 from	Optional	None	• Subject generally to a minimum amount of $100. • May be paid semi-monthly, monthly, quarterly, semi-annually or annually.

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one or more of the investment accounts on a systematic basis.

•   If you are married and if some or all of your accumulation is subject to ERISA, your right to receive a lump-sum benefit is subject to the rights of your spouse.

•   Withdrawals will lower your Contract value, will be subject to ordinary income tax and may be subject to a tax penalty if taken before age 59 1⁄2.

Systematic Internal Transfers	Subject to the provisions under your Contract, you may internally transfer accumulation units generally not less than $100 from one investment account to another investment account or to your companion TIAA contract on a systematic basis.	Optional	None	• Subject generally to a minimum amount of $100 and may be subject to a redemption charge. • Internal transfers may be scheduled semi-monthly, monthly, quarterly, semi-annually or annually.
Systematic Withdrawals to Pay Financial Advisory Fees	Subject to the provisions under your Contract and in certain situations, as agreed to between you and a registered investment adviser, you can set up a program to have money withdrawn directly from your Contract to pay your advisor.	Optional	None

•   Systematic withdrawals to pay financial advisory fees are subject special rules.

•   We reserve the right to determine the eligibility of financial advisors for this type of fee reimbursement.

•   The amount withdrawn is subject to a minimum amount of $100.

•   Withdrawals will lower your Contract value.

•   You should consult a tax adviser regarding the tax treatment of the payment of adviser fees from your Contract.

Death Benefits.

You can elect various death benefit options for your elected beneficiary. If you die before receiving annuity payments, your beneficiary may be eligible to receive a death benefit. The value of the death benefit equals the accumulation value under the Contract. Withdrawals made during the accumulation period will reduce the value of the death benefit.

Choosing Beneficiaries.

Subject to the terms of your employer’s plan, death benefits under TIAA contracts are payable to the beneficiaries you name. When you purchase your annuity Contract, you name one or more beneficiaries to receive the death benefit if you die. You can generally change your beneficiaries any time before you die, and, unless you instruct otherwise, your annuity partner can do the same after your death. Changing beneficiaries may impact your annuity options, even for annuities that have already begun to make payments. Changes in tax laws may require certain designated beneficiaries to receive payment of death benefits within ten years of the year of your death in order to satisfy required minimum distribution rules. For more information, see “Taxes.”

Your Spouse’s Rights.

Your choice of beneficiary for death benefits may, in some cases, be subject to the consent of your spouse. Similarly, if you are married at the time of your death, federal law may require a portion of the death benefit be paid to your spouse even if you have named someone else as beneficiary. If you die without having named any beneficiary, any portion of your death benefit not payable to your spouse will go to your estate.

Amount Of Death Benefit.

If you die during the accumulation period, the death benefit is the amount of your accumulation. Each death benefit payment method described below is an elected option and there is no additional fee or cost associated with any payment method.

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If you and your annuity partner die during the annuity period while payments are still due under a fixed-period annuity or for the remainder of a guaranteed period, the death benefit is the present value, based on an effective annual interest rate of 4%, of the unit annuity payments due for the remainder of the period.

Payment Of Death Benefit.

To authorize payment and pay a death benefit, we must have received all necessary forms and documentation (in good order), including proof of death and the selection of the method of payment.

Every state has some form of unclaimed property laws that impose varying legal and practical obligations on insurers and, indirectly, on contract owners, insureds, beneficiaries and other payees of proceeds. Unclaimed property laws generally provide for escheatment to the state of unclaimed proceeds under various circumstances.

Contract owners are urged to keep their own, as well as their insureds’, beneficiaries’ and other payees’, information up to date, including full names, postal and electronic media addresses, telephone numbers, dates of birth, and Social Security numbers. Such updates should be communicated in writing to TIAA at P.O. Box 1259, Charlotte, NC 28201, by calling our Automated Telephone Service (24 hours a day) at 800-842-2252 or via tiaa.org.

Methods Of Payment Of Death Benefits.

Generally, you can choose for your beneficiary the method we will use to pay the death benefit, but few participants do this. If you choose a payment method, you can also prevent your beneficiaries from changing it. Most people leave the choice to their beneficiaries. We can prevent any choice if its initial payment is less than $25. If your beneficiary does not specifically instruct us to start paying death benefits within a year of your death, we may pay the death benefit in a single sum. Changes in tax laws may require certain designated beneficiaries to receive payment of death benefits within ten years of your death in order to satisfy required minimum distribution rules. Your choice of beneficiary may limit your options with regard to payment of the death benefit. For more information, see “Taxes.”

Payments During Accumulation Period.

Currently, the available methods of payment for death benefits from funds in the accumulation period are:

●	Single-Sum Payment. The entire death benefit is paid to your beneficiary at once;

●

One-Life Annuity With or Without Guaranteed Period. Only available to eligible designated beneficiaries (see “Taxes”), the death benefit is paid for the life of the beneficiary or through the guaranteed period;

●

Annuity for a Fixed Period (only available for certain Contracts). The death benefit is paid for a fixed number of years (subject to the terms of the Contract and the Internal Revenue Code’s minimum distribution requirements); and

●

Minimum Distribution Payments. The beneficiary can elect to have payments made automatically in the amounts necessary to satisfy the Internal Revenue Code’s minimum distribution requirements. It is possible under this method that your beneficiary will not receive income for life.

We are still waiting on further guidance from the IRS and Treasury on certain aspects of the new law. You should consult a tax advisor before designating a beneficiary.

Death benefits are usually paid monthly (unless you chose a single-sum method of payment), but your beneficiary can switch them to quarterly, semiannual or annual payments. Note that for Retirement Choice and Retirement Choice Plus contracts, beneficiaries may only receive either a single-sum payment or a one-life annuity (with or without a guaranteed period) in compliance with the Internal Revenue Code’s minimum distribution requirements.

Payments During Annuity Period.

If you and your annuity partner die during the annuity period, your beneficiary can choose to receive any remaining guaranteed periodic payments due under your Contract (although required minimum distribution rules may require payment within ten years to avoid an excise tax). Alternatively, your beneficiary can choose to receive the commuted value of those payments in a single sum unless you have indicated otherwise. The amount of the commuted value will be different from the total of the periodic payments that would otherwise be paid.

Ordinarily, death benefits are subject to federal tax. If taken as a lump-sum, death benefits would be taxed like complete withdrawals. If taken as annuity benefits, the death benefit would be taxed like annuity payments. For more information, see the discussion under “Taxes” below.

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Taxes.

This section offers general information concerning federal taxes. It does not cover every situation. Check with your tax advisor for more information.

This Contract may be purchased only in connection with a tax-qualified retirement plan under IRC sections 401(a) and 403(a), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). If the Contract were to be purchased other than in connection with such a tax-qualified retirement plan, you would not receive the tax benefits normally associated with annuity contracts and you would be subject to current tax. The tax rules applicable to the contracts vary according to the type of retirement plan and the terms and conditions of the plan. Your rights under a contract may be subject to the terms of the retirement plan itself, regardless of the terms of the contract. Adverse tax consequences may result if contributions, distributions, and other transactions with respect to the contract are not made or effected in compliance with the law. The following discussion assumes that the contract is issued in connection with one of the retirement plans listed above.

Contributions:

Generally, contributions you can make under an employer’s plan are limited by federal tax law. Employee voluntary salary reduction contributions and Roth after-tax contributions to 403(b) and 401(k) plans are limited to $20,500 per year ($27,000 per year if you are age 50 or older). Certain long-term employees may be able to defer additional amounts in a 403(b) plan. Contact your tax advisor for more information.

The maximum contribution limit to a 457(b) nonqualified deferred compensation plan is the lesser of $20,500 or 100% of “includable compensation” (as defined by law). Special catch-up rules may permit a higher contribution in one or more of the last three years prior to an individual’s normal retirement age under the plan. The $20,500 limit is increased to $27,000 for employees of state and local governments who are age 50 or older.

Note that the dollar amounts listed above are for 2022; different dollar limits may apply in future years.

Taxation on Withdrawals:

During the accumulation period, premiums paid in before-tax dollars, employer contributions and earnings attributable to these amounts are not taxed until they’re withdrawn. Annuity payments, single sum withdrawals, systematic withdrawals, and death benefits are usually taxed as ordinary income. Premiums paid in after-tax dollars are not taxable when withdrawn, but earnings attributable to these amounts are taxable unless those amounts are contributed as Roth contributions to a 401(a), 403(b), or governmental 457(b) plan and certain criteria are met before the amounts (and the income on the amounts) are withdrawn. Generally, rollovers between qualified retirement plans and transfers between 403(b) plans are not taxed. Transfers among the investment accounts within a plan also are not taxed.

If you receive a distribution from any 401(a), 403(a), or 403(b) retirement plan before you reach age 59 1/2 and you do not timely roll over or directly transfer such distribution to an IRA or employer plan in accordance with federal tax law, you may have to pay an additional 10% early distribution tax on the taxable amount. In general, however, there is no penalty on distributions (1) made on or after the taxpayer reaches age 59 1/2, (2) made on or after the death of the contract owner, (3) attributable to the taxpayer’s becoming disabled, or (4) made as part of a series of substantially equal periodic payments for the life (or life expectancy) of the taxpayer. Other exceptions may be applicable under certain circumstances, such as distributions made in cases of financial hardship or unforeseeable emergencies or in connection with a qualified birth or adoption, and special rules may be applicable in connection with the exceptions enumerated above. Early distributions from 457(b) plans are not subject to a 10% penalty tax unless, in the case of a governmental 457(b) plan, the distribution includes amounts rolled over to the plan from a 401(a), 403(a), or 403(b) plan. Consult your tax advisor for more information.

Minimum Distribution Requirements:

In most cases, for individual employees who turn age 70 1/2 after December 31, 2019, payments from qualified contracts must begin by April 1 of the year after the year you reach age 72, or if later, by retirement. Other minimum distribution requirements apply to beneficiaries of deceased participants. Under the terms of certain retirement plans, the plan administrator may direct us to make the minimum distributions required by law even if you do not elect to receive them. In addition, if you do not begin distributions on time, you may be subject to a 50% excise tax on the amount you should have received but did not. You are responsible for requesting distributions that comply with the minimum distribution rules. Please consult your tax advisor for more information.

Amounts payable to an individual non-spouse beneficiary must generally be distributed in full within a 10-year period after the year of the participant’s death. After the first beneficiary dies, the 10-year distribution period would generally apply to the beneficiary of the first deceased beneficiary. Certain exceptions apply to “eligible designated beneficiaries” which include disabled and chronically ill individuals (or a trust for their benefit), a minor child of the participant until he or she reaches majority; and anyone else who is older than or not more than 10 years younger than the participant. An eligible designated beneficiary is generally able to satisfy the minimum distribution requirements by “stretching” payouts over the beneficiary’s life expectancy.

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You should consult a tax advisor before selecting an income option or designating a beneficiary.

Withholding on Distributions: If we pay an “eligible rollover distribution” directly to you, federal law requires us to withhold 20% from the taxable portion. On the other hand, if we roll over such a distribution directly to an IRA or employer plan, we do not withhold any federal income tax. The 20% withholding also does not apply to certain types of distributions that are not considered eligible rollovers (noneligible rollover distributions), such as lifetime annuity payments, or minimum distribution payments.

For the taxable portion of noneligible rollover distributions, we will withhold federal income taxes unless you tell us not to and you are eligible to avoid withholding. However, if you tell us not to withhold but we do not have your taxpayer identification number on file, we still are required to deduct taxes. Regardless of whether you elect not to have federal income tax withheld, you are still liable for payment of federal income tax on the taxable portion of the payment. These rules also apply to distributions from governmental 457(b) plans. In general, all amounts received under a private 457(b) plan are taxable and are subject to federal income tax withholding as wages. In addition, distributions may be subject to state and/or municipal taxes. Consult a qualified tax advisor regarding the appropriate withholding for your situation.

Other Considerations.

Federal Estate, Gift and Generation-Skipping Transfer Taxes. While no attempt is being made to discuss in detail the federal estate tax implications of the contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary who survives the decedent is included in the decedent’s gross estate. Depending on the terms of the contract, the value of the annuity included in the gross estate may be the value of the lump-sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Consult an estate planning advisor for more information.

Under certain circumstances, the Code may impose a gift tax when all or part of an annuity contract is transferred to another person for less than adequate consideration and a generation-skipping transfer (“GST”) tax when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the contract owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS. For 2022, the federal estate tax, gift tax, and GST tax exemptions and maximum rates are $12,060,000, and 40%, respectively. The potential application of these taxes underscores the importance of seeking guidance from a qualified adviser to help ensure that your estate plan adequately addresses your needs and those of your beneficiaries under all possible scenarios.

Definition of Spouse under Federal Law. A person who meets the definition of “spouse” under federal law may avail themselves to certain contractual rights and benefits. Any right of a spouse that is made available to continue the Contract and all Contract provisions relating to spouses and spousal continuation are available only to a person who meets the definition of “spouse” under federal law. IRS guidance provides that civil unions and domestic partnerships that may be recognized under state law are not marriages unless denominated as such. Consult a qualified tax advisor for more information on this subject.

Annuity Purchases by Nonresident Non-citizens of the U.S. The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, such purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax advisor regarding U.S., state, and foreign taxation with respect to an annuity contract purchase.

Possible tax law changes. There is always the possibility that the tax treatment of your Contract could change by legislation or otherwise. However, the timing and nature of legislative changes is uncertain. Consult a tax advisor with respect to legislative developments and their effect on the Contract. We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any contract and do not intend the above discussion as tax advice.

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Additional Information.

Spouse’s Rights to Benefits.

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to ERISA; or
B)	an employer plan that provides for spousal rights to benefits,

then, only to the extent required by the IRC or ERISA or the terms of your employer plan, will your rights to choose certain benefits be restricted by the rights of your spouse to benefits as follows:

●	Spouse’s survivor retirement benefit. If you are married on your annuity starting date, your income benefit must be paid under a two-life annuity with your spouse as second annuitant.
●

Spouse’s survivor death benefit. If you die before your annuity starting date and your spouse survives you, the payment of the death benefit to your named beneficiary may be subject to your spouse’s right to receive a death benefit. Under an employer plan subject to ERISA, your spouse has the right to a death benefit of at least 50% of any part of your accumulation attributable to contributions made under such a plan. Under an employer plan not subject to ERISA, your spouse may have the right to a death benefit in the amount stipulated in the plan.

Your spouse may consent to a waiver of his or her rights to these benefits.

Waiver of spouse’s rights.

If you are married, and all or part of your accumulation is attributable to contributions made under:

A)	an employer plan subject to ERISA; or
B)

an employer plan that provides for spousal rights to benefits, then, only to the extent required by the IRC or ERISA or the terms of your employer plan, your spouse must consent to a waiver of his or her rights to survivor benefits before you can choose:

●	an income option other than a two-life annuity with your spouse as second annuitant; or
●	beneficiaries who are not your spouse for more than the percentage of the death benefit allowed by the employer plan; or
●	A lump-sum benefit.

In order to waive the rights to spousal survivor benefits, we must receive, in a form satisfactory to us, your spouse’s consent, or a satisfactory verification that your spouse cannot be located. A waiver of rights with respect to an income option or a lump-sum benefit must be made in accordance with the IRC and ERISA, or the applicable provisions of your employer plan. A waiver of the survivor death benefit may not be effective if it is made prior to the earlier of the plan year in which you reach age 35 or your severance from employment of your employer.

Verification of your marital status may be required, in a form satisfactory to us, for purposes of establishing your spouse’s rights to benefits or a waiver of these rights. (For more information about the definition of a “spouse,” see “Taxes—Definition of Spouse under Federal Law.”) You may revoke a waiver of your spouse’s rights to benefits at any time during your lifetime and before the annuity starting date. Your spouse may not revoke a consent to a waiver after the consent has been given.

Payment to an estate, guardian, trustee, etc.

We reserve the right to pay in one sum the commuted value of any benefits due an estate, corporation, partnership, trustee or other entity that is not a natural person. Neither TIAA nor the separate account will be responsible for the conduct of any executor, trustee, guardian, or other third party to whom payment is made.

Proof of survival.

We reserve the right to require satisfactory proof that anyone named to receive benefits under a contract is living on the date payment is due. If this proof is not received after a request in writing, the separate account will have the right to make reduced payments or to withhold payments entirely until such proof is received.

Benefits based on incorrect information.

If the amounts of benefits provided under a contract were based on information that is incorrect, benefits will be recalculated on the basis of the correct data. If any overpayments or underpayments have been made by the separate account, appropriate adjustments will be made.

Timing of payments to you. In general, we will make the following types of payments within seven calendar days after we have received all the information we need to process your request:

●	cash withdrawals;
●	transfers to TIAA (e.g., another TIAA annuity offered by your employer’s plan), CREF, funds, or to other companies;
●	payments under a fixed-period annuity; and
●	death benefits.

TIAA Access ∎ Prospectus	36

Each of these types of payments is described above. The seven-day period may be extended under applicable law in certain circumstances, such as an SEC-recognized emergency. There may also be delays in making payments for other reasons (e.g., payments in connection with loans, or if you have requested a transfer to another company and we have not received information we need from that company, or if there is missing or incorrect information in forms required for income tax withholding and reporting purposes). Your payment may also be delayed if your request is not in “good order.” If you request that withdrawal proceeds from an investment account be transferred to another investment vehicle and there is a delay in the investment of those proceeds, you will not experience the investment performance of that investment vehicle during such a delay. In addition, if, pursuant to SEC rules, the TIAA-CREF Money Market Fund suspends payment of redemption proceeds in connection with a liquidation of the fund, or as a result of fund liquidity levels, we will delay payment of any transfer, partial withdrawal, surrender, or death benefit from the TIAA-CREF Money Market investment account until the fund pays redemption proceeds.

Legal Proceedings. Neither the separate account, TIAA nor Services is involved in any legal action that we consider likely to have a material adverse effect on the separate account, the ability of TIAA to meet its obligations under the Contracts, or the ability of Services to perform its contract with the separate account.

Texas Optional Retirement Program Participants. If you are in the Texas Optional Retirement Program, you (or your beneficiary) can redeem some or all of your accumulation only if you retire, die, or leave your job in the state’s public institutions of higher education.

Our Financial Condition. As an insurance company, we are required by state insurance regulation to hold a specified amount of reserves in order to meet the contractual obligations of our general account. In order to meet our claims-paying obligations, we monitor our reserves so that we hold amounts required under state law to cover actual or expected contract and claims payments. However, it is important to note that there is no guarantee that we will always be able to meet our claims-paying obligations, and that there are risks to purchasing any insurance product.

State insurance regulators also require insurance companies to maintain a minimum amount of capital, which acts as a cushion in the event that the insurer suffers a financial impairment, based on the inherent risks in the insurer’s operations. These risks include those associated with losses that we may incur as the result of defaults on the payment of interest or principal on our general account assets, which include bonds, mortgages, general real estate investments, and stocks, as well as the loss in market value of these investments.

Information from TIAA. TIAA provides recordkeeping and other plan-related services for many retirement plans and their participants investing in the separate account. A retirement plan sponsor typically agrees with TIAA on the services to be provided and a total price for providing these services to its plan and its participants. TIAA plan pricing arrangements can affect the overall costs of retirement plan investments for plan sponsors and participants. TIAA plan pricing arrangements are not reflected in the separate account charges described in this prospectus.

Statements and Reports. You will receive a confirmation statement each time you make a transfer to, a transfer out, or a cash withdrawal from the separate account or among the investment accounts. The statement will show the date and amount of each transaction. However, if you are using an automatic investment plan, you will receive a statement confirming those transactions following the end of each calendar quarter.

If you have any accumulations in the separate account, you will be sent a statement each quarter which sets forth the following:

(1)	premiums paid during the quarter;
(2)	the number and dollar value of accumulation units in the investment accounts credited to you during the quarter and in total;
(3)	cash withdrawals, if any, from the investment accounts during the quarter; and
(4)	any transfers during the quarter.

You will also receive, at least semi-annually, reports (or notices regarding the availability of reports) containing the financial statements.

Financial Statements of Us and the Separate Account. Our financial statements and the financial statements of the separate account have been included in the SAI.

How to Obtain More Information. We encourage both existing and prospective contract owners to read and understand our financial statements. Our financial statements, as well as the financial statements of the separate account, are located in the SAI. For a free copy of the SAI, simply call or write us at the phone number or address referenced earlier in this prospectus. In addition, the SAI is available on the SEC’s website at www.sec.gov.

Errors or Omissions. We reserve the right to correct any errors or omissions on any form, report, or statement that we send you.

TIAA Access ∎ Prospectus	37

Householding. To lower expenses and eliminate duplicate documents sent to your home, we may mail only one copy of the TIAA prospectus and other required documents to your household, even if more than one participant lives there. If you prefer to continue to receive your own copy of any document, write or call us at: 1-800-842-2252.

General Information.

Electronic Prospectus. If you received this prospectus electronically and would like a paper copy, please call 1-877-518-9161 and we will send it to you.

Telephone and Internet Transactions. You can use our Automated Telephone Service (“ATS”) or the TIAA website’s account access feature at www.tiaa.org to check your account balances, transfer between accounts or to TIAA, and allocate future contributions among the accounts and funds offered under your employer’s plan available to you through TIAA. You will be asked to enter your Personal Identification Number (“PIN”) and Social Security number for both systems. (You can establish a PIN by calling us.) Both the ATS and the TIAA website’s account access feature will lead you through the transaction process and TIAA will use reasonable procedures to confirm that instructions given online or by phone are genuine. If we use such procedures, we are not responsible for incorrect or fraudulent transactions. All transactions made over the ATS, Internet or by phone are electronically recorded.

To use the ATS, you need a touch-tone telephone. The toll-free number for the ATS is 800-842-2252. To use the Internet, go to the account access feature of the TIAA website at tiaa.org.

We can suspend or terminate your ability to transact by Internet or telephone at any time, for any reason.

Customer Complaints. Customer complaints may be directed to TIAA Customer Care, P.O. Box 1259, Charlotte, NC 28201, telephone 1-800-842-2252.

Appendix A — Funds Available Under the Contract

The following is a list of Funds available under the Contract. More information about the Funds is available in the prospectuses for the Funds, which may be amended from time to time and can be found online at: https://vpx.broadridge.com/GetContract1.asp?cid=tiaapenvpx&fid=NRVA04098. You can also request this information at no cost by calling 1.800-842-2252.

The current expenses and performance information below reflects fee and expenses of the Funds, but do not reflect the other fees and expenses that your Contract may charge. Expenses would be higher and performance would be lower if these other charges were included. Each Fund’s past performance is not necessarily an indication of future performance.

Type	Fund and Adviser/Subadviser[1]	Current Expenses	Average Annual Total Returns (12/31/21)
			1 year	5 years	10 Years
Fixed Income	TIAA-CREF Bond Index Fund[2] Teachers Advisors, LLC
Fixed Income	TIAA-CREF Core Bond Fund[2] Teachers Advisors, LLC
Fixed Income	TIAA-CREF Core Impact Bond Fund[2] Teachers Advisors, LLC
Fixed Income	TIAA-CREF Core Plus Bond Fund[2] Teachers Advisors, LLC
Equity	TIAA-CREF Emerging Markets Equity Fund[2] Teachers Advisors, LLC
Equity	TIAA-CREF Emerging Markets Equity Index Fund[2] Teachers Advisors, LLC
Equity	TIAA-CREF Equity Index Fund[2] Teachers Advisors, LLC

TIAA Access ∎ Prospectus	38

Equity	TIAA-CREF Growth & Income Fund[2] Teachers Advisors, LLC
Fixed Income	TIAA-CREF High-Yield Fund[2] Teachers Advisors, LLC
Fixed Income	TIAA-CREF Inflation-Linked Bond Fund[2] Teachers Advisors, LLC
Equity	TIAA-CREF International Equity Fund[2] Teachers Advisors, LLC
Equity	TIAA-CREF International Equity Index Fund[2] Teachers Advisors, LLC
Equity	TIAA-CREF International Opportunities Fund[2] Teachers Advisors, LLC
Equity	TIAA-CREF Large-Cap Growth Fund[2] Teachers Advisors, LLC
Equity	TIAA-CREF Large-Cap Growth Index Fund[2] Teachers Advisors, LLC
Equity	TIAA-CREF Large-Cap Value Fund[2] Teachers Advisors, LLC
Equity	TIAA-CREF Large-Cap Value Index Fund[2] Teachers Advisors, LLC
Asset Allocation	TIAA-CREF Lifecycle Retirement Income Fund[2] Teachers Advisors, LLC
Asset Allocation	TIAA-CREF Lifecycle 2010 Fund[3] Teachers Advisors, LLC
Asset Allocation	TIAA-CREF Lifecycle 2015 Fund[3] Teachers Advisors, LLC
Asset Allocation	TIAA-CREF Lifecycle 2020 Fund[3] Teachers Advisors, LLC
Asset Allocation	TIAA-CREF Lifecycle 2025 Fund[3] Teachers Advisors, LLC
Asset Allocation	TIAA-CREF Lifecycle 2030 Fund[3] Teachers Advisors, LLC
Asset Allocation	TIAA-CREF Lifecycle 2035 Fund[3] Teachers Advisors, LLC
Asset Allocation	TIAA-CREF Lifecycle 2040 Fund[3] Teachers Advisors, LLC
Asset Allocation	TIAA-CREF Lifecycle 2045 Fund[3] Teachers Advisors, LLC
Asset Allocation	TIAA-CREF Lifecycle 2050 Fund[3] Teachers Advisors, LLC

TIAA Access ∎ Prospectus	39

Asset Allocation	TIAA-CREF Lifecycle 2055 Fund[3] Teachers Advisors, LLC
Asset Allocation	TIAA-CREF Lifecycle 2060 Fund[3] Teachers Advisors, LLC
Asset Allocation	TIAA-CREF Lifecycle 2065 Fund[3] Teachers Advisors, LLC
Asset Allocation	TIAA-CREF Lifecycle Index Retirement Income Fund[3] Teachers Advisors, LLC
Asset Allocation	TIAA-CREF Lifecycle Index 2010 Fund[3] Teachers Advisors, LLC
Asset Allocation	TIAA-CREF Lifecycle Index 2015 Fund[3] Teachers Advisors, LLC
Asset Allocation	TIAA-CREF Lifecycle Index 2020 Fund[3] Teachers Advisors, LLC
Asset Allocation	TIAA-CREF Lifecycle Index 2025 Fund[3] Teachers Advisors, LLC
Asset Allocation	TIAA-CREF Lifecycle Index 2030 Fund[3] Teachers Advisors, LLC
Asset Allocation	TIAA-CREF Lifecycle Index 2035 Fund[3] Teachers Advisors, LLC
Asset Allocation	TIAA-CREF Lifecycle Index 2040 Fund[3] Teachers Advisors, LLC
Asset Allocation	TIAA-CREF Lifecycle Index 2045 Fund[3] Teachers Advisors, LLC
Asset Allocation	TIAA-CREF Lifecycle Index 2050 Fund[3] Teachers Advisors, LLC
Asset Allocation	TIAA-CREF Lifecycle Index 2055 Fund[3] Teachers Advisors, LLC
Asset Allocation	TIAA-CREF Lifecycle Index 2060 Fund[3] Teachers Advisors, LLC
Asset Allocation	TIAA-CREF Lifecycle Index 2065 Fund[3] Teachers Advisors, LLC
Equity	TIAA-CREF Mid-Cap Growth Fund[2] Teachers Advisors, LLC
Equity	TIAA-CREF Mid-Cap Value Fund[2] Teachers Advisors, LLC
Money Market	TIAA-CREF Money Market Fund[2] Teachers Advisors, LLC
Equity	TIAA-CREF Quant Small-Cap Equity Fund[2] Teachers Advisors, LLC

TIAA Access ∎ Prospectus	40

Equity	TIAA-CREF Real Estate Securities Fund[2] Teachers Advisors, LLC
Equity	TIAA-CREF S&P 500 Index Fund[2] Teachers Advisors, LLC
Fixed Income	TIAA-CREF Short-Term Bond Fund[2] Teachers Advisors, LLC
Equity	TIAA-CREF Small-Cap Blend Index Fund[2] Teachers Advisors, LLC
Equity	TIAA-CREF Social Choice Equity Fund[2] Teachers Advisors, LLC
Equity	TIAA-CREF Social Choice International Equity Fund[2] Teachers Advisors, LLC
Specialty	TIAA-CREF Social Choice Low Carbon Equity Fund[2] Teachers Advisors, LLC
Equity	Nuveen Mid Cap Value Fund (Class R6) Nuveen Fund Advisors, LLC (Investment adviser) and Nuveen Asset Management, LLC (Subadviser)
Specialty	Nuveen Real Asset Income Fund (Class R6) Nuveen Fund Advisors, LLC (Investment adviser) and Nuveen Asset Management, LLC (Subadviser)
Specialty	Amana Growth Fund (Institutional Shares) Saturna Capital Corporation
Equity	American Beacon Bridgeway Large Cap Growth Fund (Class R6) American Beacon Advisors, Inc. (Investment adviser) and Bridgeway Capital Management, LLC. (Subadviser)
Equity	American Century Mid Cap Value Fund (Class R6) American Century Investment Management, Inc.
Equity	American Funds EuroPacific Growth Fund (Class R-6) Capital Research and Management Company
Specialty	American Funds New Perspective Fund (Class R6) Capital Research and Management Company
Equity	American Funds Washington Mutual Investors Fund (Class R-6) Capital Research and Management Company

TIAA Access ∎ Prospectus	41

Equity	Ariel Appreciation Fund (Institutional Class) Ariel Investments, LLC
Equity	Champlain Mid Cap Fund (Institutional Shares) Champlain Investment Partners, LLC
Equity

Delaware Emerging Markets Fund (Class R-6)[4]
Delaware Management Company (Investment
adviser) and
Macquarie Investment Management Global
Limited and Macquarie Funds Management Hong
Kong Limited (Subadviser)

Equity

Delaware Small Cap Value Fund (R6 Shares)[4]
Delaware Management Company (Investment
adviser) and
Macquarie Investment Management Global
Limited and Macquarie Funds Management Hong
Kong Limited (Subadviser)

Equity	DFA Emerging Markets Portfolio (Institutional Class) Dimensional Fund Advisors LP (Investment adviser) and Dimensional Fund Advisors Ltd. and DFA Australia Limited (Subadviser)
Equity	Dodge & Cox International Stock Fund[1]
Equity	Invesco Discovery Mid Cap Growth Fund (Class R6) Invesco Advisers, Inc.
Equity	iShares Russell Mid-Cap Index Fund (Class K) BlackRock Advisors, LLC (Investment adviser) and BlackRock Fund Advisors (Subadviser)
Equity	JPMorgan Equity Income Fund (Class R6) JPMorgan Investment Management Inc.
Equity	JP Morgan Small Cap Value Fund (Class R-6) JPMorgan Investment Management Inc.
Equity	Lazard International Equity Portfolio (R6 Shares) Lazard Asset Management LLC
Fixed Income	Lord Abbett High Yield Fund (Class R6)[1]
Specialty	MFS International Diversification Fund (Class R6) Massachusetts Financial Services Company
Equity	MFS Mid Cap Growth Fund (Class R6) Massachusetts Financial Services Company
Equity	MFS Mid Cap Value Fund (Class R6) Massachusetts Financial Services Company

TIAA Access ∎ Prospectus	42

Equity	MFS Value Fund (Class R6) Massachusetts Financial Services Company
Equity	Nationwide Geneva Small Cap Growth Fund (Class R6) Nationwide Fund Advisors (Investment adviser) and Geneva Capital Management LLC (Subadviser)
Equity	Parnassus Mid Cap Growth Fund (Institutional Shares) Parnassus Investments
Fixed Income	PGIM Total Return Bond Fund (Class R6) PGIM Investments LLC (Investment Adviser) and PGIM, Inc. (Subadviser)
Fixed Income	Templeton Global Bond Fund (Class R-6) Franklin Advisers, Inc.
Equity	T. Rowe Price® Blue Chip Growth Fund (I Class) T. Rowe Price® Associates, Inc.
Equity	T. Rowe Price® Large-Cap Growth Fund (I Class) T. Rowe Price® Associates, Inc.
Equity	T. Rowe Price® QM U.S. Small-Cap Growth Equity Fund (I Class) T. Rowe Price® Associates, Inc.
Index	Vanguard® 500 Index Fund (Admiral Shares) The Vanguard Group, Inc.
Index	Vanguard® Emerging Markets Stock Index Fund (Institutional Shares) The Vanguard Group, Inc.
Equity	Vanguard® Equity Income Fund (Admiral Shares) Wellington Management Company, LLP and The Vanguard Group, Inc.
Equity	Vanguard® Explorer Fund (Admiral Shares) ArrowMark Partners; ClearBridge Investments, LLC; Stephens Investment Management Group, LLC; Wellington Management Company, LLP and The Vanguard Group, Inc.
Index	Vanguard® Extended Market Index Fund (Institutional Shares) The Vanguard Group, Inc.
Equity	Vanguard® FTSE All-World ex-US Small-Cap Index Fund (Admiral Shares) The Vanguard Group, Inc.

TIAA Access ∎ Prospectus	43

Index	Vanguard® FTSE Social Index Fund (Admiral Shares) The Vanguard Group, Inc.
Fixed Income	Vanguard® Inflation-Protected Securities Fund (Admiral Shares) The Vanguard Group, Inc.
Index	Vanguard® Institutional Index Fund (Institutional Plus Shares) The Vanguard Group, Inc.
Fixed Income	Vanguard® Intermediate-Term Treasury Fund (Admiral Shares) The Vanguard Group, Inc.
Equity	Vanguard® Real Estate Index Fund (Admiral Shares) The Vanguard Group, Inc.
Equity	Vanguard® Selected Value Fund (Investor Shares) Cooke & Bieler, LP; Donald Smith & Co., Inc. and Pzena Investment Management, LLC
Index	Vanguard® Small-Cap Value Index Fund (Institutional Shares) The Vanguard Group, Inc.
Fixed Income	Vanguard® Total Bond Market Index Fund ( Institutional Shares) The Vanguard Group, Inc.
Fixed Income	Vanguard® Total International Bond Index Fund ( Admiral Shares) The Vanguard Group, Inc.
Equity	Vanguard® Wellington Fund (Admiral Shares) Wellington Management Company, LLP
Fixed Income

Western Asset Core Plus Bond Fund (Class IS)
Legg Mason Partners Fund Advisor, LLC (
Investment adviser)
Western Asset Management Company, LLC;
Western Asset Management Company Limited in
London; Western Asset Management Company
Pte. Ltd. in Singapore and Western Asset
Management Company Ltd in Japan (Subadviser)

1 If the name of the adviser or sub-adviser is not listed, it is because the name is incorporated into the name of the fund or the fund company.

2 The TIAA-CREF Funds (the “Trust”) offers other investment portfolios structured as “funds of funds,” which means that they invest their assets in certain of the Trust’s other investment portfolios, including the Funds, and potentially in other investment pools or products (“TCF Funds of Funds”). The TCF Funds of Funds are expected to hold a significant portion of the Class W shares of the Funds. Advisors has contractually agreed to waive and/or reimburse, for each Fund that offers Class W shares, Class W shares’ net Investment management fees in their entirety.

3 This fund is a fund of funds and invests substantially all of its assets in other underlying funds. Because the fund invests in other funds, it will bear its pro rata portion of the operating expenses of those underlying funds, including the management fee.

4 The Funds may accept investments from funds to funds, as well as from similar investment vehicles, such as 529 Plans and asset allocation models.

TIAA Access ∎ Prospectus	44

The Statement of Information (“SAI”) dated May 1, 2022, includes additional information about the Separate Account. The SAI and has been filed with the SEC and is incorporated by reference into this prospectus. We will provide the SAI without charge upon request. To obtain a free copy of the SAI and make inquiries about your Contract, you may visit our website at: www.tiaa.org/public/prospectuses; by calling us toll-free at 1.877.518.9161, or by writing us at our home office located at 730 Third Avenue, New York, New York 10017-3206 (attention: TIAA Imaging Services).

You may also obtain reports and other information about the Separate Account on the SEC’S website at www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by electronic request at the following email address: publicinfo@sec.gov.

EDGAR Contract Identifier. C000035389

TIAA Access ∎ Prospectus	45

Statement of Additional Information Dated ,2022

Teachers Insurance and Annuity Association of America

TIAA Access

Individual and group variable annuity contracts

Funded through

TIAA Separate Account VA-3

Levels 1, 2, 3, and 4

This Statement of Additional Information (“SAI”) contains additional information regarding Individual and Group Variable Annuity contracts (Contracts”) funded through TIAA Separate Account VA-3. This SAI is not a prospectus and should be read in connection with the current prospectus dated             .    , 2022 (the “Prospectus”) for the Contracts.

You may obtain a copy of the Prospectus or make inquiries about your Contract at no charge by writing us at: Teachers Insurance and Annuity Association of America: 730 Third Avenue, New York, N.Y. 10017-3206; by calling us toll-free at 1.877-518-9161; by visiting our website at: www.tiaa.org/public/prospectuses; or by accessing the Securities and Exchange Commission’s website at http://www.sec.gov. Terms used in the Prospectus are incorporated by reference into this SAI.

General Information and History

Teachers Insurance and Annuity Association of America (“TIAA”)

TIAA is a stock life insurance company, organized under the laws of New York State. It was founded on March 4, 1918, by the Carnegie Foundation for the Advancement of Teaching. All of the stock of TIAA is held by the TIAA Board of Overseers, a nonprofit New York membership corporation whose main purpose is to hold TIAA’s stock. TIAA’s headquarters are at 730 Third Avenue, New York, New York 10017-3206. TIAA also offers insurance policies and financial products other than TIAA Access, and some of these products, such as fixed annuities, are supported by the assets in our general account.

TIAA is the companion organization of the College Retirement Equities Fund (“CREF”), the first company in the United States to issue a variable annuity. CREF is a nonprofit membership corporation established in New York State in 1952. Together, TIAA and CREF form the principal retirement system for the nation’s education and research communities and form one of the largest pension systems based on assets under management, in the United States. CREF does not stand behind TIAA’s guarantees and TIAA does not guarantee CREF’s products.

The Separate Account

TIAA Separate Account VA-3 (“Separate Account”) was established as of May17, 2006, as a separate investment account of TIAA under New York law, by resolution of TIAA’s Board of Trustees. The Separate Account is registered with the SEC as an investment company under the Investment Company Act of 1940, as amended (the “1940 Act”), and operates as a unit investment trust. The Separate Account is designed to fund individual and group variable contracts in retirement plans. As part of TIAA, the Separate Account is also subject to regulation by the New York State Department of Financial Services (“NYSDFS”) and the insurance departments of certain other jurisdictions in which the contracts are offered.

Although TIAA owns the assets of the Separate Account and the obligations under the contract are obligations of TIAA, the contract states that the Separate Account’s income, investment gains, and investment losses are credited to or charged against the assets of the Separate Account without regard to TIAA’s other income, gains, or losses. Under New York law, we cannot charge the Separate account with liabilities incurred by any other TIAA separate account or other business activity TIAA may undertake.

B-2            Statement of Additional Information    ∎    TIAA Access: TIAA Separate Account VA-3

When the contracts are purchased through qualified plans, earnings on accumulation in the Separate Account are not taxed until withdrawn or paid as annuity income.

Services

We have an agreement with State Street Bank and Trust Company, (“State Street”) a trust company established under the laws of the Commonwealth of Massachusetts, to perform investment accounting and recordkeeping functions for the investment securities, other non-cash investment properties, and/or monies in the separate account. State Street is located at One Lincoln Street, Boston, Massachusetts 02111. For the fiscal year ended December 31, TIAA paid State Street $                 in 2019, $                in 2020, and $                 in 2021 for the services rendered.

TIAA, on behalf of the separate account, has entered into an agreement whereby JPMorgan Chase Bank, N.A. will provide certain custodial settlement and other associated services to the Separate Account. JPMorgan Chase Bank, N.A. is located at 270 Park Avenue, New York, NY 10017.

Independent Registered Public Accounting Firm

The financial statements of TIAA Separate Account VA-3 as of December 31, 2021 and for each of the periods indicated therein included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting. PricewaterhouseCoopers LLP is located at 100 East Pratt Street, Suite 2600, Baltimore, Maryland 21202.

Principal Underwriter

Distribution of Contracts

We offer the contracts to the public on a continuous basis. We anticipate continuing to offer the Contracts, but reserve the right to discontinue the offering. The principal underwriter and distributor of the contracts is TIAA-CREF Individual & Institutional Services, LLC (“Services”), a TIAA subsidiary, for distribution services. Services is registered with the SEC as a broker-dealer and is a member of the Financial Industry Regulatory Authority (“FINRA”). Its address is 730 Third Avenue, New York, NY10017. Services performs all sales and marketing functions relative to the Contracts. No commissions are paid to dealers as a percentage of purchase payments. Underwriting commissions are not paid to Services for distribution of the contracts. We pay Services a fee from our general account assets for sales of the contracts. TIAA paid Services fees for fiscal year ended December 31, $                 , $                         and $                         in 2021, 2020 and 2019, respectively.

Purchases of Securities Being Offered

The Contracts are generally offered to individuals and groups that are employees of colleges, universities, other educational and research organizations, and other governmental and nonprofit institutions in connection with tax-qualified pension plans under IRC sections 401(a)/403(a) (including 401(k) plans), and plans under IRC sections 403(b), 414(d), 415(m), 457(b), or 457(f). The offering of the Contracts is continuous. As discussed in the Prospectus, TIAA does not charge a sales load for any Contract.

There are no special purchase plans or special exchange privileges in the Contracts as described in the Prospectus. However, a contract owner may exchange among other certain investment accounts available in the Prospectus, subject to the terms of the Contract. In addition, a contract owner may exchange, subject to the terms of the Contract, to another TIAA account, some of which are supported by the assets in TIAA’s general account. For more information, see the Prospectus under the section “The Annuity Contracts We Offer”. TIAA has adopted policies restricting frequent trading activity, which are discussed further in the Prospectus under the heading “Market Timing and Excessive Trading Policy”.

Annuity Payments

The amount of annuity payments we pay you or your beneficiary will depend upon the number and value of the annuity units payable. The number of annuity units is first determined on the day before the annuity starting date. You may choose either a monthly or annual income change method. The amount of the annuity payments will change according to the income change method chosen. TIAA reserves the right to modify or stop offering the annual or monthly income change methods.

TIAA Access: TIAA Separate Account VA-3    ∎    Statement of Additional Information            B-3

Value of Annuity Units: The investment account’s annuity unit value is calculated separately for each income change method for each valuation day. We assume an investment return of 4%. The annuity unit value for each income change method is determined by updating the annuity unit value from the previous valuation day to reflect the net investment performance of the investment account for the current valuation period relative to the 4% assumed investment return. In general, your payments will increase if the performance of the investment account is greater than 4% and decrease if the performance is less than 4%. The value is further adjusted to take into account any changes expected to occur in the future at revaluation either once a year or once a month, assuming the investment account will earn the 4% assumed investment return in the future.

The initial value of the annuity unit for a new annuitant is the value determined as of the valuation day before annuity payments start. TIAA reserves the right, subject to approval by the Board of Trustees, to modify the manner in which the number and/or value of annuity units is calculated in the future without notice.

Calculating the Number of Annuity Units Payable: When a contract owner or a beneficiary converts all or a portion of their accumulation into a one-life annuity, two-life annuity, or annuity for a fixed period, the number of annuity units payable from the separate account under an income change method is determined by dividing the value of the accumulation to be applied to provide the annuity payments by the product of the annuity unit value for that income change method and an annuity factor. The annuity factor as of the annuity starting date is the value of an annuity in the amount of $1.00 per month beginning on the first day such annuity units are payable, and continuing for as long as such annuity units are payable.

The annuity factor will reflect interest assumed at the effective annual rate of 4%, and the mortality assumptions for the person(s) on whose life (lives) the annuity payments will be based. Mortality assumptions will be based on the then-current settlement mortality schedules for this separate account. Contract owners bear no mortality risk under their Contracts—actual mortality experience will not reduce annuity payments after they have started. TIAA may change the mortality assumptions used to determine the number of annuity units payable for any future accumulations converted to provide annuity payments.

The number of annuity units payable under an income change method under your Contract will be reduced by the number of annuity units you transfer out of that income change method under your Contract. The number of annuity units payable will be increased by any internal transfers you make into that income change method under your Contract.

Additional Information

State Regulation

TIAA and the separate account are subject to regulation by the State of New York Superintendent of Financial Services (“Superintendent”) as well as by the insurance regulatory authorities of certain other states and jurisdictions.

TIAA and the separate account must file with the Superintendent periodic statements on forms promulgated by the New York State Department of Financial Services. The separate account books and assets are subject to review and examination by the Superintendent and the Superintendent’s agents at all times, and a full examination into the affairs of the separate account is made at least every five years. In addition, a full examination of the separate account’s operations is usually conducted periodically by some other states.

Legal Matters

All matters of applicable state law pertaining to the contracts, including TIAA’s right to issue the contracts, have been passed upon by Deirdre Hykal, EVP, General Counsel, Product & Distribution. Willkie Farr & Gallagher LLP has provided advice on certain matters relating to the federal securities laws.

Registration Statement

A registration statement has been filed with the Securities and Exchange Commission (“SEC”), under the 1933 Act, with respect to the Contracts discussed in the Prospectus and in this SAI. Not all of the information set forth in the registration statement and its amendments and exhibits has been included in the Prospectus or this SAI. Statements contained in this registration statement concerning the contents of the Contracts and other legal instruments are intended to be summaries. For a complete statement of the terms of these documents, you should refer to the documents filed with the SEC.

TIAA Statutory-Basis Financial Statements

The statutory-basis financial statements as of December 31, 2021 [and 2020] and for each of the three years in the period ended December 31, 2021 included in this registration statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

B-4            Statement of Additional Information    ∎    TIAA Access: TIAA Separate Account VA-3

Separate Account Financial Statements

The financial statements of TIAA Separate Account VA-3 as of December 31, 2021 and for each of the periods indicated therein included in this Registration Statement have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

Financial Statements

Audited financial statements for the separate account and TIAA follow. TIAA’s financial statements should be considered only as bearing upon TIAA’s ability to meet its obligations under the contracts. They should not be considered as bearing on the investment performance of the assets held in the separate account.

TIAA Access: TIAA Separate Account VA-3    ∎    Statement of Additional Information            B-5

Index to financial statements

TIAA SEPARATE ACCOUNT VA-3 Audited financial statements For the year ended December 31, 20XX

Report of independent registered public accounting firm	B-

Statements of assets and liabilities	B-

Statements of operations	B-

Statements of changes in net assets	B-

Notes to financial statements	B-

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA Index of audited statutory–basis financial statements December 31, 20XX

Report of independent auditors	B-

Statutory–basis financial statements:	B-

Statements of admitted assets, liabilities and capital and contingency reserves	B-

Statements of operations	B-

Statements of changes in capital and contingency reserves	B-

Statements of cash flows	B-

Notes to financial statements	B-

(UPDATED FINANCIALS TO BE FILED BY ADMENDMENT.)

B-6            Statement of Additional Information    ∎    TIAA Access: TIAA Separate Account VA-3

Part C — OTHER INFORMATION

Item 27. Exhibits

(a)	Board of Directors Resolution.

	(a)	Resolutions of the Board of Trustees of Teachers Insurance and Annuity Association of America establishing the Registrant (Incorporated by reference to Registrant’s Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed September 29, 2006.)

	(b)	Amended Resolutions of the Board of Trustees of Teachers Insurance and Annuity Association of America establishing the Registrant (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(c)	Amended Resolutions of the Board of Trustees of Teachers Insurance and Annuity Association of America establishing the Registrant (Incorporated by reference to Registrant’s Post-Effective Amendment No. 6 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 22, 2011.)

(b)	Custodian Agreements. None

(c)	Underwriting Contracts.

Form of Distribution Agreement (Incorporated by reference to Registrant’s Post-Effective Amendment No.1 to the Registration Statement Filed December 22, 2006.)

(d)	Contracts.

	(A)	RA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Initial Registration Statement on Form N-4, Registration No. 333-134820 Filed June 7, 2006.)

	(A.1)	Amended and Restated RA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(B)	SRA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Initial Registration Statement on Form N-4, Registration No. 333-134820 Filed June 7, 2006.)

	(B.1)	Amended and Restated SRA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(C)	GRA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Initial Registration Statement on Form N-4, Registration No. 333-134820 Filed June 7, 2006.)

	(C.1)	Amended and Restated GRA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(D)	GSRA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Initial Registration Statement on Form N-4, Registration No. 333-134820 Filed June 7, 2006.)

	(D.1)	Amended and Restated GSRA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(E)	GA Annuity Wrap Endorsement (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(E.1)	Group Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2009.)

	(E.2)	Endorsement to Group Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2009.)

	(E.3)	Endorsement to TIAA Group Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2009.)

	(F)	RC Annuity Wrap Endorsement and Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(G)	RCP Annuity Wrap Endorsement and Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

(H)	Minimum Distribution Annuity Contract Endorsement – Cashable (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2009.)

(I)	Minimum Distribution Annuity Contract Endorsement – Non-Cashable (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2009.)

(J)	Separate Account One-Life Annuity Supplemental Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2010.)

(K)	Separate Account Two-Life Annuity Supplemental Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2010.)

(L)	Separate Account Fixed-Period Annuity Supplemental Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2010.)

(M)	Endorsement to TIAA Deferred Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

(N)	Endorsement to TIAA Group Deferred Annuity Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

(O)	Endorsement to TIAA Retirement Choice Annuity Contract or TIAA Retirement Choice Plus Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

(P)	Endorsement to TIAA Group Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

(Q)	Endorsement to TIAA Immediate Annuity Contract Applicable to Minimum Distribution Annuity and Installment Refund Contracts (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

(R)	Endorsement to TIAA Immediate Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

(S)	Endorsement to TIAA Deferred Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

(T)	Endorsement to TIAA Deferred Annuity Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

(U)	Endorsement to TIAA Group Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

(V)	Endorsements to TIAA Deferred Annuity Contract – Minimum Distribution Annuity Election (Incorporated by reference to Registrant’s Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2014.)

(W)	Supplement to TIAA Retirement Choice Annuity Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 24, 2015.)

(X)	Supplement to TIAA Retirement Choice Annuity Plus Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 24, 2015.)

(Y)	Supplement to TIAA Retirement Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 24, 2015.)

(Z)	Supplement to TIAA Supplemental Retirement Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 24, 2015.)

(A1)	Supplement to TIAA Group Retirement Annuity Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 24, 2015.)

(A2)	Supplement to TIAA Group Supplemental Retirement Annuity Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 24, 2015.)

(A3)	Endorsement to TIAA Retirement Choice Annuity Contract or TIAA Retirement Choice Plus Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 24, 2015.)

(A4)	Endorsement to TIAA Retirement Choice Annuity Certificate or TIAA Retirement Choice Plus Annuity Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 24, 2015.)

(A5)	Supplement to TIAA Retirement Choice Annuity Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2016.)

(A6)	Supplement to TIAA Retirement Choice Plus Annuity Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2016.)

(A7)	Supplement to TIAA Retirement Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2016.)

(A8)	Endorsement to TIAA Retirement Choice Annuity Contract or TIAA Retirement Choice Plus Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2016.)

(A9)	Endorsement to TIAA Retirement Choice Annuity Certificate or TIAA Retirement Choice Plus Annuity Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2016.)

(A10)	Endorsement to TIAA Retirement Choice Annuity Certificate or TIAA Retirement Choice Plus Annuity Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2016.)

(A11)	Endorsement to TIAA Retirement Choice Annuity Contract or TIAA Retirement Choice Plus Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2016.)

(A12)	Endorsement to TIAA Retirement Choice Annuity Contract or TIAA Retirement Choice Plus Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2016.)

(A13)	Endorsement to TIAA Retirement Choice Annuity Certificate or TIAA Retirement Choice Plus Annuity Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2016.)

(A14)	Retirement Choice Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2017.)

(A15)	Retirement Choice Plus Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2017.)

(A16)	Retirement Choice Annuity Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2017.)

(A17)	Retirement Choice Plus Annuity Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2017.)

(A18)	Retirement Choice Plus Non-ERISA Annuity Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2017.)

(A19)	Retirement Choice Plus Non-ERISA Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2017.)

(A20)	Retirement Choice Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 14 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2018.)

(A21)	Retirement Choice Annuity Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 14 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2018.)

(A22)	Retirement Choice Plus Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 14 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2018.)

	(A23)	Retirement Choice Plus Annuity Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 14 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2018.)

	(A24)	Income Test Drive Annuity Election Endorsement for Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 14 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2018.)

	(A25)	Income Test Drive Annuity Election Endorsement for Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 14 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2018.)

	(A26)	Endorsement to TIAA Group Supplemental Retirement Annuity Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 14 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2018.)

	(A27)	Endorsement to TIAA Retirement Choice Annuity Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 14 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2018.)

	(A28)	Endorsement to TIAA Retirement Choice Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 14 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2018.)

	(A29)	Endorsement to TIAA Retirement Choice Plus Annuity Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 14 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2018.)

	(A30)	Endorsement to TIAA Retirement Choice Plus Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 14 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2018.)

	(A31)	Multiple Employer Plan Retirement Choice Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 27, 2020.)

	(A32)	Multiple Employer Plan Retirement Choice Plus Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 27, 2020.)

	(A33)	Multiple Employer Plan Retirement Choice Annuity Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 27, 2020.)

	(A34)	Multiple Employer Plan Retirement Choice Plus Annuity Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 27, 2020.)

	(A35)	Rate Schedule to Multiple Employer Plan Retirement Choice Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 27, 2020.)

	(A36)	Rate Schedule to Multiple Employer Plan Retirement Choice Plus Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 27, 2020.)

	(A37)	Endorsement to TIAA Group Supplemental Retirement Annuity Certificate (Incorporated by reference to Registrant’s Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 27, 2020.)

	(A38)	Endorsement to TIAA Retirement Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 18 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 27, 2021.)

	(A39)	Endorsement to TIAA Annuity Contract (Incorporated by reference to Registrant’s Post-Effective Amendment No. 18 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 27, 2021.)

(e)	Applications. Form of Application (Incorporated by reference to Registrant’s Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed May 1, 2007.)

(f)	Depositor’s Certificate of Incorporation and By-Laws.

	(A)	Restated Charter of Teachers Insurance and Annuity Association of America (as amended) (Incorporated by reference to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2016.)

	(B)	Bylaws of Teachers Insurance and Annuity Association of America (as amended) (Incorporated by reference to Registrant’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 24, 2015.)

(g)	Reinsurance Contracts. None

(h)	Participation Agreements.

	(A)	Form of Participation Agreement among Teachers Insurance and Annuity Association of America, TIAA-CREF Institutional Mutual Funds, Teachers Advisors, Inc., and Teachers Personal Investors Services, Inc. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed December 22, 2006.)

	(B)	Form of Participation Agreement among Legg Mason Investor Services, LLC, Western Asset Management Company, and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed December 22, 2006.)

	(C)	Form of Participation Agreement among T. Rowe Price Investment Services, Inc., T. Rowe Price Associates, Inc., and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed December 22, 2006.)

	(D)	Form of Participation Agreement between Teachers Insurance and Annuity Association of America, TIAA-CREF Individual & Institutional Services, LLC, American Funds Distributors, Inc., American Funds Service Company, and Capital Research and Management Company (Incorporated by reference to Registrant’s Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed December 22, 2006.)

	(E)	Form of Amendment to Participation Agreements re: Rule 22c-2 (Incorporated by reference to Registrant’s Post-Effective Amendment No. 2 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed May 1, 2007.)

	(F)	Form of Amendment to Participation Agreements re: Rule 22c-2 (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(G)	Form of Amendment to Participation Agreements (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(H)	Amendment to Participation Agreement among Teachers Insurance and Annuity Association of America, TIAA-CREF Institutional Mutual Funds, and Teachers Personal Investors Services, Inc. re: Rule 22c-2. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 4 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2009.)

	(I)	Third Amendment to Fund Participation and Service Agreement by and among Teachers Insurance and Annuity Association of America, TIAA-CREF Individual & Institutional Services, LLC, American Funds Distributors, Inc., American Funds Service Company, and Capital Research and Management Company (Incorporated by reference to Registrant’s Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2010.)

	(J)	Amendment to Participation Agreement among Teachers Insurance and Annuity Association of America, TIAA-CREF Funds, Teachers Advisors, Inc., and Teachers Personal Investors Services, Inc. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 6 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 22, 2011.)

	(K)	Participation Agreement among Teachers Insurance and Annuity Association of America, DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP and DFA Securities LLC (Incorporated by reference to Registrant’s Post-Effective Amendment No. 6 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 22, 2011.)

	(L)	Participation Agreement by and between Teachers Insurance and Annuity Association of America and Dodge & Cox Funds (Incorporated by reference to Registrant’s Post-Effective Amendment No. 6 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 22, 2011.)

(M)	Amendment to Participation Agreement among Teachers Insurance and Annuity Association of America, TIAA-CREF Institutional Mutual Funds, Teachers Advisors, Inc., and Teachers Personal Investors Services, Inc. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

(N)	Amendment to Participation Agreement by and among Teachers Insurance and Annuity Association of America, Legg Mason Investor Services, LLC, and Western Asset Management Company (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

(O)	Amendment to Fund Participation and Service Agreement by and among Teachers Insurance and Annuity Association of America, TIAA-CREF Individual & Institutional Services, LLC, American Funds Distributors, Inc., American Funds Service Company, and Capital Research and Management Company (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

(P)	Amendment to Fund Participation and Service Agreement among Teachers Insurance and Annuity Association of America, DFA Investment Dimensions Group Inc., Dimensional Fund Advisors LP and DFA Securities LLC (Incorporated by reference to Registrant’s Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2013.)

(Q)	Amendment to Fund Participation and Service Agreement by and between Teachers Insurance and Annuity Association of America and Dodge & Cox Funds (Incorporated by reference to Registrant’s Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2013.)

(R)	Amendment to Participation Agreement among Teachers Insurance and Annuity Association of America, TIAA-CREF Funds, Teachers Advisors, Inc., and Teachers Personal Investors Services, Inc. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2013.)

(S)	Third Amendment to Participation Agreement by and among Teachers Insurance and Annuity Association of America, Legg Mason Investor Services, LLC, and Western Asset Management Company (Incorporated by reference to Registrant’s Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2013.)

(T)	Fifth Amendment to Fund Participation and Service Agreement by and among Teachers Insurance and Annuity Association of America, TIAA-CREF Individual & Institutional Services, LLC, American Funds Distributors, Inc., American Funds Service Company, and Capital Research and Management Company (Incorporated by reference to Registrant’s Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2013.)

(U)	Amendment to Fund Participation and Service Agreement among T. Rowe Price Investment Services, Inc., T. Rowe Price Associates, Inc., T. Rowe Price Funds, and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2013.)

(V)	Amendment to the Agreement by and among The Vanguard Group, Inc., Teachers Insurance and Annuity Association of America, and JPMorgan Chase Bank, N.A. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 8 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 25, 2013.)

(A1)	Amendment to Participation Agreement by and among Teachers Insurance and Annuity Association of America, TIAA-CREF Funds, Teachers Advisors, Inc., and Teachers Personal Investors Services, Inc. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 10 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 24, 2015.)

(A2)	Participation Agreement among American Beacon Advisors, Inc., a Delaware Corporation, Foreside Fund Services, LLC, and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed December 1, 2016.)

(A3)	Participation Agreement among Ariel Distributors, LLC and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed December 1, 2016.)

(A4)	Participation Agreement among The Advisors’ Inner Circle Fund II, Champlain Investment Partners LLC, SEI Investment Distribution Co., and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed December 1, 2016.)

(A5)	Participation Agreement among Delaware Investments Family of Funds, Delaware Management Company, a series of Delaware Management Business Trust, Delaware Distributors, L.P., and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed December 1, 2016.)

(A6)	Participation Agreement among JPMorgan Trust II, JPMorgan Distribution Services, Inc., and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed December 1, 2016.)

(A7)	Participation Agreement among The Lazard Funds, Inc., Lazard Asset Management LLC, Lazard Asset Management Securities LLC, and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed December 1, 2016.)

(A8)	Participation Agreement among Lord Abbett Investment Trust, Lord Abbett & Co. LLC, Lord Abbett Distributor LLC, and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed December 1, 2016.)

(A9)	Participation Agreement among MFS Series Trust XI, MFS Fund Distributors, Inc., and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed December 1, 2016.)

(A10)	Participation Agreement among Nationwide Mutual Funds, Nationwide Fund Distributors LLC, and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed December 1, 2016.)

(A11)	Participation Agreement among Parnassus Fund, Parnassus Investments, Parnassus Funds Distributor, and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed December 1, 2016.)

(A12)	Participation Agreement among Franklin Templeton Distributors, Inc., and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed December 1, 2016.)

(A13)	Amendment to Fund Participation and Service Agreement among T. Rowe Price Investment Services, Inc., T. Rowe Price Associates, Inc., and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed December 1, 2016.)

(A14)	Participation Agreement among Saturna Capital Corporation, Saturna Brokerage Services, Inc. and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 17 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed October 1, 2020.)

(A15)	Participation Agreement among PGIM Investments LLC, Prudential Investment Management Services, LLC, Prudential Mutual Fund Services, LLC and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 17 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed October 1, 2020.)

(A16)	Participation Agreement among AIM International Mutual Funds (Invesco International Mutual Funds), Invesco Distributors, Inc. and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 17 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed October 1, 2020.)

(A17)	Participation Agreement among BlackRock Advisors, LLC, BlackRock Investments, LLC and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 17 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed October 1, 2020.)

(A18)	Participation Agreement among American Century Services, LLC, American Century Services, Inc. and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 17 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed October 1, 2020.)

(A19)	Amendment to the Participation Agreement among MFS Series Trust I, MFS Series Trust IV, MFS Series Trust X, MFS Series Trust XI, MFS Fund Distributors, Inc. and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 17 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed October 1, 2020.)

(A20)	Amendment to Participation Agreement between Teachers Insurance and Annuity Association of America, TIAA-CREF Individual & Institutional Services, LLC, American Funds Distributors, Inc., American Funds Service Company, and Capital Research and Management Company (Incorporated by reference to Registrant’s Post-Effective Amendment No. 17 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed October 1, 2020.)

(A21)	Amendment to the Participation Agreement between American Beacon Advisors, Inc. and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 17 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed October 1, 2020.)

(A22)	Amendment to the Participation Agreement among TIAA-CREF Funds, (formerly the TIAA-CREF Institutional Funds), Teachers Advisors, LLC (formerly Teachers Advisors, Inc.) (“Adviser”), Nuveen Securities, LLC (formerly Teacher Personal Investors Services, Inc.) and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 17 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed October 1, 2020.)

(A23)	Participation Agreement among Nuveen Securities, LLC and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 18 to the Registration Statement on Form N-4, Registration No.333-134820 Filed April 27, 2021.)

(A24)	Amendment to the Participation Agreement between American Beacon Advisors, Inc. and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 18 to the Registration Statement on Form N-4, Registration No.333-134820 Filed April 27, 2021.)

(A25)	Amendment to the Participation Agreement among American Century Services, LLC, American Century Services, Inc. and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 18 to the Registration Statement on Form N-4, Registration No.333-134820 Filed April 27, 2021.)

(A26)	Amendment to the Participation Agreement among Ariel Distributors, LLC, Ariel Investment Trust and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 18 to the Registration Statement on Form N-4, Registration No.333-134820 Filed April 27, 2021.)

(A27)	Amendment to the Participation Agreement among BlackRock Advisors, LLC, BlackRock Investments, LLC and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 18 to the Registration Statement on Form N-4, Registration No.333-134820 Filed April 27, 2021.)

(A28)	Amendment to the Participation Agreement among Delaware Management Company, a series of Delaware Management Business Trust, Delaware Distributors, L.P., and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 18 to the Registration Statement on Form N-4, Registration No.333-134820 Filed April 27, 2021.)

(A29)	Addendum to Participation Agreement by and between Teachers Insurance and Annuity Association of America and Dodge & Cox Funds (Incorporated by reference to Registrant’s Post-Effective Amendment No. 18 to the Registration Statement on Form N-4, Registration No.333-134820 Filed April 27, 2021.)

(A30)	Amendment to the Participation Agreement among The Lazard Funds, Inc., Lazard Asset Management LLC, Lazard Asset Management Securities LLC, and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 18 to the Registration Statement on Form N-4, Registration No.333-134820 Filed April 27, 2021.)

(A31)	Amendment to the Participation Agreement among MFS Series Trust I, MFS Series Trust IV, MFS Series Trust X, MFS Series Trust XI, MFS Fund Distributors, Inc. and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 18 to the Registration Statement on Form N-4, Registration No.333-134820 Filed April 27, 2021.)

(A32)	Amendment to the Participation Agreement among Nationwide Mutual Funds, Nationwide Fund Distributors LLC, and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 18 to the Registration Statement on Form N-4, Registration No.333-134820 Filed April 27, 2021.)

(A33)	Amendment to the Participation Agreement among PGIM Investments LLC, Prudential Investment Management Services, LLC, Prudential Mutual Fund Services, LLC and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 18 to the Registration Statement on Form N-4, Registration No.333-134820 Filed April 27, 2021.)

(A34)	Amendment to the Participation Agreement among JPMorgan Distribution Services, Inc., JPMorgan Trust II and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 18 to the Registration Statement on Form N-4, Registration No.333-134820 Filed April 27, 2021.)

	(A35)	Amendment to the Participation Agreement between Legg Mason Investor Services, LLC and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 18 to the Registration Statement on Form N-4, Registration No.333-134820 Filed April 27, 2021.)

	(A36)	Amendment to the Participation Agreement between Lord Abbett and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 18 to the Registration Statement on Form N-4, Registration No.333-134820 Filed April 27, 2021.)

	(A37)	Amendment to the Participation Agreement among Nuveen Securities, LLC, Teachers Advisors, LLC, TIAA-CREF Funds and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 18 to the Registration Statement on Form N-4, Registration No.333-134820 Filed April 27, 2021.)

	(A38)	Amendment to the Participation Agreement between Nuveen Securities, LLC and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 18 to the Registration Statement on Form N-4, Registration No.333-134820 Filed April 27, 2021.)

	(A39)	Amendment to the Participation Agreement among The Vanguard Group, Inc., Vanguard Marketing Corporation, Vanguard Variable Insurance Fund and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 18 to the Registration Statement on Form N-4, Registration No.333-134820 Filed April 27, 2021.)

(i)	Administrative Contracts.

None

(j)	Other Material Contracts.

	(A)	Form of Investment Accounting Agreement by and between State Street Bank and Trust Company and Teachers Insurance and Annuity Association of America and TIAA-CREF Life Insurance Company on behalf of the separate account. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(B)	Form of Domestic Custody Agreement by and between JPMorgan Chase Bank, N.A. and Teachers Insurance and Annuity Association of America on behalf of the separate account. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2008.)

	(C)	Defined Contribution Clearance & Settlement Agreement by and between The Vanguard Group, Inc., Teachers Insurance and Annuity Association of America and JPMorgan Chase Bank, N.A. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 6 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 22, 2011.)

	(D)	First Amendment to the Defined Contribution Clearance & Settlement Agreement between The Vanguard Group, Inc., and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed April 23, 2012.)

	(E)	Amendment to the Agreement by and among The Vanguard Group, Inc., Teachers Insurance and Annuity Association of America, and JPMorgan Chase Bank, N.A. (Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed December 1, 2016.)

	(F)	Administrative Services Agreement among Ariel Investment Trust and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed December 1, 2016.)

	(G)	Administrative Services Agreement among Parnassus Investments and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 12 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed December 1, 2016.)

	(H)	Administrative Services Agreement between Saturna Capital Corporation and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 17 to the Registration Statement on Form N-4, Registration No. 333-134820 Filed October 1, 2020.)

	(I)	Service and Subcontracting Agreement between TIAA Shared Services, LLC and Teachers Insurance and Annuity Association of America (Incorporated by reference to Registrant’s Post-Effective Amendment No. 18 to the Registration Statement on Form N-4, Registration No.333-134820 Filed April 27, 2021.)

(k)	Legal Opinion.

Opinion and consent of Deirdre Hykal, Esquire (To be filed by amendment.)

(l)	Other Opinions.

	(A)	Consents of Willkie Farr & Gallagher LLP (To be filed by amendment.)

	(B)	Consents of PricewaterhouseCoopers LLP, Independent Registered Public Accounting Firm (To be filed by amendment.)

(m)	Omitted Financial Statements.

None

(n)	Initial Capital Agreements.

None

(o)	Form of Initial Summary Prospectuses. (A) Summary Prospectus For New Investors*

(p)	Powers of Attorney.

	(A)	Powers of Attorney (Incorporated by reference to Registrant’s Post-Effective Amendment No. 18 to the Registration Statement on Form N-4, Registration No.333-134820 Filed April 27, 2021.)

*	Filed herewith

Item 28	Directors and Officers of the Depositor

Name and Principal Business Address*	Positions and Offices with Insurance Company
Ronald L. Thompson	Trustee and Chairman

Jeffrey R. Brown	Trustee

Priscilla Sims Brown	Trustee

James R. Chambers	Trustee

Lisa W. Hess	Trustee

Edward M. Hundert, M.D.	Trustee

Maureen O’ Hara	Trustee

Donald K. Peterson	Trustee

Dorothy K. Robinson	Trustee

Kim M. Sharan	Trustee

Marta Tienda	Trustee

Thasunda Brown Duckett	President and Chief Executive Officer and Trustee

Jose Minaya	Senior Executive Vice President and CEO, Nuveen

David G. Nason	Senior Executive Vice President, Chief Legal, Risk, and Compliance Officer

Ajit Naidu	Executive Vice President and Acting Head of Client Services & Technology

Glenn R. Richter	Senior Executive Vice President and Chief Financial Officer

Sean N. Woodroffe	Senior Executive Vice President and Chief Human Resources Officer

Derek B. Dorn	Senior Managing Director and Corporate Secretary

Christine Dugan	Senior Vice President and Chief Actuary

Austin P. Wachter	Executive Vice President and Chief Accounting Officer and Corporate Controller

Richard S. Biegen	Chief Compliance Officer of the Separate Account

Sanjay Gupta	Executive Vice President, Client Solutions & Outcomes, Planning Change & Business Management

*	The principal business address for each individual is:
TIAA
730 Third Avenue
New York, New York 10017-3206

Item 29.	Persons Controlled by or under Common Control with the Depositor or Registrant

The following chart indicates subsidiaries of Teachers Insurance and Annuity Association of America. These subsidiaries are included in the consolidated financial statements of Teachers Insurance and Annuity Association of America.

All Teachers Insurance and Annuity Association of America subsidiary companies are Delaware corporations, except as indicated.

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA
HOLDING COMPANY SYSTEM*

Seven Persons serve as members of TIAA Board of Overseers
TIAA Board of Overseers
Teachers Insurance and Annuity Association of America
("TIAA")
Nuveen, LLC
Investment Subsidiaries and Investment vehicles
Real Estate Separate Account Subsidiaries
TIAA-CREF Life Insurance Company
MyVest Corporation
Envisage Information Systems, LLC
TIAA GBS Holding LLC
TIAA GBS Singapore Holding Company Pte. Ltd.
TIAA Global Business Services (India) Private Limited
TIAA Shared Services LLC
TIAA-CREF Individual & Institutional Services, LLC
TIAA-CREF Tuition Financing, Inc.
TIAA-CREF Redwood, LLC
TIAA Endowment & Philanthropic Services, LLC
TIAA FSB Holdings, Inc.
Everbank Funding, LLC
TIAA, FSB
TIAA RFS, LLC
TIAA-CREF Insurance Agency, LLC
TIAA Advisory, LLC
Nuveen Services, LLC
TIAA-CREF Asset Management LLC
Nuveen Finance, LLC
TIAA-CREF Investment Management, LLC
Nuveen Alternative Holdings LLC
Nuveen Holdings 1, Inc.
Teachers Advisors, LLC
Nuveen International Holdings LLC
Nuveen Real Estate Global LLC
Nuveen UK Limited
Nuveen Canada Company
Nuveen Japan Co. Ltd.
Nuveen Hong Kong Limited
Nuveen Global Investments LLC
Nuveen Real Estate Project Management Services LLC
TIAA International Holdings 1 Limited
TIAA International Holdings 2 Limited
TIAA International Holdings 3 Limited
Nuveen Real Estate Limited
Nuveen Alternatives Advisors LLC
AGR Partners LLC
NCBDC Holdings LLC
Westchester Group Investment Management Holding Company, Inc.
Beaver Investment Holdings LLC
Churchill Asset Management LLC
Nuveen Churchill Advisors LLC
Westchester Group Investment Management, Inc.
GreenWood Resources, Inc.
Nuveen Churchill Administration LLC
Nuveen Holdings, Inc.
Nuveen Investments, Inc.
NIS/R&T, Inc.
Nuveen Alternative Investments, LLC
Nuveen Securities, LLC
Nuveen Fund Advisors, LLC
Nuveen Asset Management, LLC
Symphony Alternative Asset Management LLC
Nuveen Investments Holdings, Inc.
Nuveen WCM Holdings, LLC
Winslow Capital Management, LLC
Nuveen NWQ Holdings, LLC
NWQ Partners, LLC
NWQ Investment Management Company, LLC
Santa Barbara Asset Management, LLC
Gresham Investment Management LLC
Gresham Investment Management Asia Pte Ltd.
Gresham Asset Management LLC

*This chart is a depiction of the ownership structure of Teachers Insurance and Annuity Association of America (the "Company") and certain of its subsidiaries. This chart does not include all downstream subsidiaries of the Company, such as investment vehicles or funds managed by the Company or its subsidiaries, and is not indicative of the percentage ownership interests held.

Effective as of December 31, 2020

Exhibit A

Entity Name	Domestic Jurisdiction	Owner Name	Owner Type	Ownership%*	Business Purpose
Adastra Management Inc.	AB, Canada	Polar Star Canadian Oil and Gas Holding, ULC	Shareholder	40	To act as the sole manager of a corporation.

AGR Partners LLC	DE	Nuveen Alternative Holdings LLC	Member	75	To manage agricultural investments.

AGR Services LLC	DE	AGR Partners LLC	Member	99	To employ personnel.

AGR Services LLC	DE	Nuveen Alternative Holdings LLC	Member	1	To employ personnel.

AMC Holding, Inc.	FL	TIAA, FSB	Shareholder	100	To act as a shell holding company.

Anglo-Sino Henderson Investment Consultancy (Beijing) Co Limited	China	Nuveen Group Holdings Limited	Shareholder	100	To provide investment consulting services.

Asia Pacific Cities Management S.à r.l	Luxembourg	Nuveen Europe Holdings Limited	Shareholder	100	To manage real estate funds.

Business Property Lending, Inc.	DE	TIAA, FSB	Shareholder	100	To act as a servicer of securitized commercial mortgage loans.

CAM HR Resources LLC	DE	Nuveen Alternative Holdings LLC	Member	1	To employ personnel.

CAM HR Resources LLC	DE	Churchill Asset Management LLC	Managing Member	99	To employ personnel.

Churchill Agency Services LLC	DE	Churchill Asset Management LLC	Member	100	To act as administrative and collateral agent in connection with certain investments.

Churchill Asset Management LLC	DE	Nuveen Alternative Holdings LLC	Member	75	To act as a registered investment adviser for senior loan investments, primarily in U.S. middle-market companies.

Elite Lender Services, Inc.	FL	TIAA, FSB	Shareholder	100	To engage in residential mortgage settlement services and act as a title insurance agency.

Envisage Information Systems, LLC	NY	Teachers Insurance and Annuity Association of America	Member	100	To operate a software development company.

Greenwood Resources Brasil, Ltda.	Brazil	GreenWood Resources, Inc.	Shareholder	1	To provide property management services.

Greenwood Resources Brasil, Ltda.	Brazil	Greenwood Resources Forest Management, LLC	Shareholder	99	To provide property management services

GreenWood Resources Capital Management, LLC	DE	GreenWood Resources, Inc.	Member	100	To act as a registered investment advisor.

GreenWood Resources Poland SPÓŁKA Z OGRANICZONĄ ODPOWIEDZIALNOŚCIĄ	Poland	Greenwood Resources Forest Management, LLC	Shareholder	100	To provide property management services.

GreenWood Resources, Inc.	DE	Beaver Investment Holdings LLC	Shareholder	100	To act as an advisor and manager of timber and related investments.

Gresham Asset Management LLC		Nuveen Investments, Inc.	Managing Member	100	To serve as a shell entity.

Gresham Investment Management Asia Pte Ltd.	Singapore	Gresham Investment Management LLC	Managing Member	100	To provide sales and marketing services with respect to the investment advisory and management services offered by its affiliates.

Gresham Investment Management LLC	DE	Nuveen Investments, Inc.	Managing Member	78.9	To act as a registered investment advisor, commodity pool operator, and commodity trading advisor, provide investment advisory and management services to Nuveen Group-sponsored investment vehicles.

GWR Uruguay S.A.	Uruguay	Greenwood Resources Forest Management, LLC	Shareholder	100	To act as a property manager.

Henderson European Retail Property Fund Management S.a.r.l.	Luxembourg	Nuveen Europe Holdings Limited	Shareholder	94.4	To manage real estate funds

Jatoba Brasil Investimentos Florestais Ltda	Brazil	GTR Brasil Participações Ltda.	Shareholder	100	To facilitate asset acquisitions of timber assets.

MyVest Corporation	DE	Teachers Insurance and Annuity Association of America	Shareholder	100	To provide digital financial account management services.

Nuveen Administration Limited	United Kingdom	Nuveen Real Estate Limited	Shareholder	100	To provide administrative services and act as employer.

Nuveen Alternatives Advisors LLC	DE	Nuveen Alternative Holdings LLC	Member	100	To provide advisory services for alternative investments.

Nuveen Alternatives Europe S.a.r.l	Luxembourg	Nuveen Europe Holdings Limited	Shareholder	100	To act as an authorised alternative investment fund manager and a management company.

Nuveen Alternatives Services LLC	DE	Nuveen Alternative Holdings LLC	Member	100	To provide administrative services and to act as General Partner

Entity Name	Domestic Jurisdiction	Owner Name	Owner Type	Ownership%*	Business Purpose
Nuveen Asset Management Europe S.a.r.l.	Luxembourg	Nuveen Europe Holdings Limited	Shareholder	100	To hold or distribute investments.

Nuveen Asset Management, LLC	DE	Nuveen Fund Advisors, LLC	Managing Member	100	To provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles and segregated investment accounts. U.S. Securities and Exchange Commission registered investment adviser.

Nuveen Beteiligung Verwaltungs Gmbh	Germany	Nuveen Group Holdings Limited	Shareholder	100	To manage real estate investments.

Nuveen Canada Company	Canada	Nuveen International Holdings LLC	Shareholder	100	To provide sales and marketing services with respect to the investment advisory and management services offered by its affiliates.

Nuveen Churchill Advisors LLC	DE	NCBDC Holdings LLC	Member	100	To act as a primary adviser.

Nuveen Consulting (Shanghai) Co Ltd	China	Nuveen Group Holdings Limited	Shareholder	100	To provide investment consulting.

Nuveen Corporate Secretarial Services Limited	United Kingdom	Nuveen Group Holdings Limited	Shareholder	100	To provide administrative services.

Nuveen France SAS	France	Nuveen Group Holdings Limited	Shareholder	100	To provide real estate advisory services.

Nuveen Fund (Europe) Management Sarl	Luxembourg	Nuveen Europe Holdings Limited	Shareholder	100	To manage real estate funds.

Nuveen Fund Advisors, LLC	DE	Nuveen Investments, Inc.	Managing Member	100	To provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles. U.S. Securities and Exchange Commission registered investment adviser. U.S. Commodity Futures Trading Commission registered commodity pool operator.

Nuveen Fund Management (Jersey) Limited	Jersey	Nuveen Europe Holdings Limited	Shareholder	100	To manage real estate funds.

Nuveen Hong Kong Limited	Hong Kong	TGAM HK HC LLC	Shareholder	100	To provide distribution, advisory, and marketing services.

Nuveen Investment Consulting (Shanghai) Company Limited	Luxembourg	Nuveen Group Holdings Limited	Shareholder	100	Entity formed provide investment consulting.

Nuveen Italy S.R.L.	Italy	Nuveen Group Holdings Limited	Shareholder	100	To manage real estate investments.

Nuveen Japan Co., LTD	Japan	Nuveen International Holdings LLC	Shareholder	100	To engage in investment management, agency business, financial instruments exchange, market and investment research, and a financial distribution business office.

Nuveen Management AIFM Limited	United Kingdom	Nuveen Europe Holdings Limited	Shareholder	100	To act as an asset manager.

Nuveen Management Austria GmbH	Austria	Nuveen Group Holdings Limited	Shareholder	65	To manage real estate funds.

Nuveen Management Company (Luxembourg) No 1 Sarl	Luxembourg	Nuveen Europe Holdings Limited	Shareholder	94.4	To manage real estate funds.

Nuveen Management Finland Oy	Finland	Nuveen Group Holdings Limited	Shareholder	100	To act as an employer for the asset manager in connection with a fund.

Nuveen Property Management (Jersey) Limited	Jersey	Nuveen Europe Holdings Limited	Shareholder	100	To manage real estate funds.

Nuveen Real Estate (Australia) Limited	Australia	Nuveen Group Holdings Limited	Shareholder	100	To provide real estate advisory and management services.

Nuveen Real Estate Global Cities Advisors, LLC	DE	Nuveen Real Estate Global LLC	Member	100	To provide investment advisory services.

Nuveen Real Estate Limited	United Kingdom	TIAA International Holdings 1 Limited	Shareholder	0.4	To act as the holding company for the legal entities.

Nuveen Real Estate Limited	United Kingdom	TIAA International Holdings 3 Limited	Shareholder	99.6	To act as the holding company for the legal entities.

Nuveen Real Estate Management Limited	United Kingdom	Nuveen FCACO Limited	Shareholder	100	To manage real estate funds.

Nuveen Real Estate Project Management Services LLC	DE	Nuveen Real Estate Global LLC	Member	100	To provide construction and development management services.

Nuveen Securities, LLC	DE	Nuveen Investments, Inc.	Member	100	To act as a broker-dealer that distributes and/or underwrites Nuveen Group-sponsored investment vehicles and facilitates certain trades made by the Nuveen Group’s investment managers on behalf of their clients. U.S. Securities and Exchange Commission registered broker-dealer and Financial Industry Regulatory Authority member.

Nuveen Services, LLC	DE	Nuveen, LLC	Member	100	To act as the employer entity and to enter into commercial relationships pertaining to the provision of shared services.

Entity Name	Domestic Jurisdiction	Owner Name	Owner Type	Ownership%*	Business Purpose
Nuveen Singapore Private Limited	Singapore	Nuveen Group Holdings Limited	Shareholder	100	To act as a real estate investment advisor.

Nuveen UK Limited	United Kingdom	Nuveen International Holdings LLC	Shareholder	100	To provide distribution and marketing services.

NWQ Investment Management Company, LLC	DE	NWQ Partners, LLC	Member	100	To provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles and segregated investment accounts. U.S. Securities and Exchange Commission registered investment adviser.

Permian Investor Asset Manager LLC	DE	Nuveen Permian Investor Asset Manager Member LLC	Member	50	To hold real estate and other investments.

Plata Wine Partners, LLC	CA	Plata Managers LLC	Member	10	To hold agricultural investments.

Plata Wine Partners, LLC	CA	Plata Advisors LLC	Member	45	To hold agricultural investments.

Plata Wine Partners, LLC	CA	The Plata Wine Partners Trust	Member	45	To hold agricultural investments.

Santa Barbara Asset Management, LLC	DE	Nuveen Investments, Inc.	Member	100	To provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles and segregated investment accounts.

Symphony Alternative Asset Management LLC	DE	Symphony Asset Management LLC	Managing Member	100	To act as an asset manager of CLO products.

Symphony Asset Management LLC	CA	Nuveen Investments Holdings, Inc.	Managing Member	49	To provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles and segregated investment accounts. U.S. Securities and Exchange Commission registered investment adviser.

Symphony Asset Management LLC	CA	Nuveen Investments, Inc.	Member	51	To provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles and segregated investment accounts. U.S. Securities and Exchange Commission registered investment adviser.

Taurion, S.A.	Uruguay	Global Timber Spain S.L.	Shareholder	100	To hold alternative investments.

Teachers Advisors, LLC	DE	Nuveen Finance, LLC	Member	100	To act as a registered investment advisor to provide investment management services.

TIAA Advisory, LLC	DE	TIAA RFS, LLC	Managing Member	100	To provide investment advisory services to managed account programs.

TIAA Commercial Finance, Inc.	DE	Tygris Commercial Finance Group, Inc.	Shareholder	100	To engage in equipment leasing and commercial financing.

TIAA Endowment & Philanthropic Services, LLC	DE	TIAA-CREF Redwood, LLC	Member	100	To act as a registered investment adviser and provide investment advice and gift administration services to charitable organizations and other non-profit institutions through investment management and gift administration agreements with charitable organizations.

TIAA Global Business Services (India) Private Limited	India	TIAA GBS Singapore Holding Company Pte. Ltd.	Shareholder	99	To provide certain information technology related services.

TIAA Global Business Services (India) Private Limited	India	TIAA GBS Holding LLC	Shareholder	1	To provide certain information technology related services.

TIAA, FSB	FL	TIAA FSB Holdings, Inc.	Shareholder	100	To engage in banking, lending, and trust activities.

TIAA-CREF Asset Management UK Limited	United Kingdom	Nuveen FCACO Limited	Shareholder	100	To provide real estate investment advisory services

TIAA-CREF Individual & Institutional Services, LLC	DE	Teachers Insurance and Annuity Association of America	Member	100	To act as a registered broker-dealer and investment advisor and to provide distribution and related services for College Retirement Equities Fund, TIAA Real Estate Account and TIAA Separate Account VA-3, distribution services for the TIAA-CREF Funds, the TIAA-CREF Life Funds, TIAA-CREF Life Insurance Company’s Fixed and Variable Annuity and Variable Life Products and TCAM Funds, and third party funds within retirement and savings plans and administrative services to tuition savings products.

TIAA-CREF Insurance Agency, LLC	DE	TIAA RFS, LLC	Managing Member	100	To act as a licensed life insurance agent offering insurance services and products.

TIAA-CREF Investment Management, LLC	DE	TIAA-CREF Asset Management LLC	Member	100	To act as a registered investment advisor, which provides investment management services for College Retirement Equities Fund.

TIAA-CREF Life Insurance Company	NY	Teachers Insurance and Annuity Association of America	Shareholder	100	To issue guaranteed and variable annuities and funding agreements to the general public.

TIAA-CREF Luxembourg S.A.R.L.	Luxembourg	Nuveen Group Holdings Limited	Shareholder	100	To provide accounting and domiciliary services to legal entities.

TIAA-CREF Tuition Financing, Inc.	DE	Teachers Insurance and Annuity Association of America	Shareholder	100	To administer and provide program management services on behalf of state entities to qualified tuition programs formed pursuant to Section 529 of the Internal Revenue Code.

Tygris Asset Finance, Inc.	DE	Tygris Commercial Finance Group, Inc.	Shareholder	100	This entity is dormant.

Entity Name	Domestic Jurisdiction	Owner Name	Owner Type	Ownership%*	Business Purpose
Westchester Group Chile Investment Management, SpA	Chile	Westchester Group Investment Management, Inc.	Shareholder	100	To facilitate management operations in Chile.

Westchester Group Farm Management, Inc.	IL	Westchester Group Investment Management, Inc.	Shareholder	100	To provide farm management services.

Westchester Group Investment Management, Inc.	DE	Westchester Group Investment Management Holding Company, Inc.	Shareholder	100	To operate an agricultural asset management business.

Westchester Group of Europe Limited	United Kingdom	Westchester Group Investment Management, Inc.	Shareholder	100	This is a private limited company that manages farmland fund entities.

Westchester Group of Poland Sp. Z.o.o.	Poland	Westchester Group of Europe Limited	Shareholder	100	This is a private limited company that manages farmland fund entities.

Westchester Group Real Estate, Inc.	IL	Westchester Group Investment Management, Inc.	Shareholder	100	To provide brokerage services related to agricultural investments.

Westchester Group South America Gestao De Investimentos Ltda.	Brazil	Westchester Group Real Estate, Inc.	Shareholder	1	To manage farmland funds.

Westchester Group South America Gestao De Investimentos Ltda.	Brazil	Westchester Group Investment Management, Inc.	Shareholder	99	Private limited company that manages farmland funds

Westchester Group SRL	Romania	Westchester Group of Europe Limited	Shareholder	100	This is a private limited company that manages farmland fund entities.

Westchester NGFF Investment, LLC	DE	Westchester Group Investment Management, Inc.	Shareholder	100	To hold investments for employee long-term incentive.

Winslow Capital Management, LLC	DE	Nuveen WCM Holdings, LLC	Member	100	To provide investment management services to Nuveen Group-sponsored investment vehicles (which facilitate primarily third party investments) and other third parties via collective investment vehicles and segregated investment accounts. U.S. Securities and Exchange Commission registered investment adviser.

*

Note: TIAA has control of the subsidiaries included in this filing (each, a “Subsidiary”) through: (i) direct or indirect ownership of a majority of the voting securities of the Subsidiary; (ii) TIAA, or a subsidiary of TIAA, acting as asset manager or manager of the Subsidiary (or in a similar role); or (iii) corporate governance provisions present in the Subsidiary’s constituent documents.

Item 30.	Indemnification

Trustees, officers, and employees of TIAA may be indemnified against liabilities and expenses incurred in such capacity pursuant to Article Six of TIAA’s bylaws (see Exhibit 6(B)). Article Six provides that, to the extent permitted by law, TIAA will indemnify any person made or threatened to be made a party to any action, suit or proceeding by reason of the fact that such person is or was a trustee, officer, or employee of TIAA or, while a trustee, officer, or employee of TIAA, served any other organization in any capacity at TIAA’s request. To the extent permitted by law, such indemnification could include judgments, fines, amounts paid in settlement, and expenses, including attorney’s fees. TIAA has in effect an insurance policy that will indemnify its trustees, officers, and employees for liabilities arising from certain forms of conduct.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to officers and directors of the Depositor, pursuant to the foregoing provision or otherwise, the Depositor has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is therefore unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Depositor of expenses incurred or paid by a director or officer in connection with the successful defense of any action, suit or proceeding) is asserted by a director or officer in connection with the securities being registered, the Depositor will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in that Act and will be governed by the final adjudication of such issue.

Item 31.	Principal Underwriters

(a) TIAA-CREF Individual & Institutional Services, LLC acts as principal underwriter for Registrant, College Retirement Equities Fund, TIAA Real Estate Account, TIAA-CREF Life Insurance Company Separate Account VA-1, TIAA-CREF Life Insurance Company Separate Accounts VLI-I and VLI-2, and TIAA Separate Account VA-1.

(b) Management

Name and Principal Business Address*	Positions and Offices with Underwriter
Rashmi Badwe	Manager
William G. Griesser	Manager, Senior Managing Director
Eric T. Jones	Manager
Raymond Bellucci	Manager, Senior Managing Director
Angela Kahrmann	Manager, President, Chief Executive Officer, Chairman
Colbert Narcisse	Manager
Ross Abbott	Chief Operating Officer
Christopher A. Baraks	Vice President
Mary Catherine Benedetto	Secretary
Jennifer Sisom	Treasurer, Vice President
David Barber	Chief Financial Officer, Controller
Pamela Lewis Marlborough	Managing Director, Chief Legal Officer, Assistant Secretary
Lisa Lynn	Managing Director, Chief Compliance Officer

*	The address of each Manager and Officer is c/o TIAA-CREF Institutional and Individual Services, LLC, 730 Third Avenue, New York, NY 10017-3206

(c) Not Applicable.

Item 32.	Location of Accounts and Records

All accounts, books and other documents required to be maintained by Section 31(a) of the 1940 Act and the rules promulgated thereunder are maintained at the Registrant’s home office, 730 Third Avenue, New York, New York 10017, and at other offices of the Registrant located at 8500 Andrew Carnegie Boulevard, Charlotte, North Carolina 28262. In addition, certain duplicated records are maintained at Iron Mountain (Pierce Leahy) Archives, 22 Kimberly Road, East Brunswick, New Jersey 08816, Citistorage, 5 North 11th Street, Brooklyn, New York 11211, File Vault, 839 Exchange Street, Charlotte, North Carolina 28208, JP Morgan Chase Bank, N.A., 4 Chase Metrotech Center Brooklyn, New York 11245, and State Street Bank and Trust Company, located at 801 Pennsylvania Avenue, Kansas City, Missouri 64105.

Item 33.	Management Services

Not Applicable.

Item 34.	Fee Representation

Teachers Insurance and Annuity Association of America. (“TIAA”) hereby represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by TIAA.

TIAA represents that the No-Action Letters issued by the Staff of the Division of Investment Management on November 28, 1988 to the American Council of Life Insurance and August 30, 2012 to ING Life Insurance Company are being relied upon, and that the terms of those No-Action positions have been complied with.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, TIAA Separate Account VA-3 has duly caused this Post-Effective Amendment to be signed on its behalf by the undersigned, duly authorized, in the City of New York, and State of New York, on the December 17, 2021.

TIAA SEPARATE ACCOUNT VA-3

TEACHERS INSURANCE AND ANNUITY ASSOCIATION OF AMERICA (On behalf of Registrant and itself)

By:	/s/ Bridget Bouchard
Name:	Bridget Bouchard
Title:	Managing Director, Senior Annuity Product Management, Variable Annuities

As required by the Securities Act of 1933, this Post-Effective Amendment has been signed by the following persons on December 17, 2021 in the capacities indicated.

Signature	Title

/s/ Bridget Bouchard	Managing Director, Senior Annuity Product Management, Variable Annuities
Bridget Bouchard

/s/ AUSTIN P. WACHTER	Executive Vice President and Chief Accounting Officer and Corporate Controller, TIAA (Principal Financial Officer and Principal Accounting Officer)
Austin P. Wachter

SIGNATURE OF TRUSTEE	SIGNATURE OF TRUSTEE

*	*
Jeffrey R. Brown	Maureen O’Hara

*	*
Priscilla Sims Brown	Donald K. Peterson

*	*
James R. Chambers	Dorothy K. Robinson

*
Thasunda Brown Duckett	Kim M. Sharan

*	*
Lisa W. Hess	Ronald L. Thompson

*	*
Edward M. Hundert	Marta Tienda

/s/ ANEAL KRISHNAMURTHY
Aneal Krishnamurthy Attorney-in-fact

*	Signed by Aneal Krishnamurthy as attorney-in-fact pursuant to powers of attorney previously filed with the SEC, which are incorporated herein by reference.

Exhibit Index

(o)	Form of Initial Summary Prospectuses.

(A) Summary Prospectus For New Investors